                         LANDFILL MANAGEMENT AGREEMENT
        BY AND BETWEEN LAWRENCE COUNTY DISPOSAL CENTRE, INC. ("LCDC"),
          GARY SIMMONS, INDIVIDUALLY AND AS SOLE SHAREHOLDER OF LCDC,
                        BIG T DISPOSAL, INC. ("BIG T"),
          SANDRA L. SIMMONS, INDIVIDUALLY AND AS SOLE SHAREHOLDER OF
               BIG T, AND S&S GRADING OF ILLINOIS, INC. ("S&S")


                               TABLE OF CONTENTS
                               -----------------

I.   RECITALS...................................................................  -1-
II.  REPRESENTATIONS AND WARRANTIES AND LEGAL OPINIONS..........................  -4-
     A.   Representations and Warranties of LCDC and Gary
          -----------------------------------------------
          Simmons...............................................................  -4-
          -------
          1.   Corporate Organization...........................................  -4-
               ----------------------
          2.   Authorization....................................................  -4-
               -------------
          3.   No Violation.....................................................  -4-
               ------------
          4.   No Undisclosed Liabilities.......................................  -5-
               --------------------------
          5.   Compliance with Law..............................................  -5-
               -------------------
          6.   Title to Assets..................................................  -6-
               ---------------
          7.   Sufficiency of Assets............................................  -7-
               ---------------------
          8.   Taxes............................................................  -7-
               -----
          9.   Contracts and Commitments........................................  -7-
               -------------------------
          10.  Consent and Approvals............................................  -8-
               ---------------------
          11.  Economic/Regulatory Conditions...................................  -8-
               ------------------------------
          12.  Environmental Compliance.........................................  -8-
               ------------------------
          13.  Permits and Capacity.............................................  -9-
               --------------------
          14.  Absence of Certain Practices.....................................  -9-
               ----------------------------
          15.  Accuracy of Representations and Documents........................  -9-
               -----------------------------------------
          16.  Validity, Enforceability, and no Default......................... -10-
               ----------------------------------------
     B.   Legal Opinions to be given to S&S..................................... -10-
          ---------------------------------
     C.   Representations and Warranties of Big T and Sandra
          --------------------------------------------------
          L. Simmons............................................................ -10-
          ----------
          1.   Corporate Organization........................................... -10-
               ----------------------
          2.   Authorization.................................................... -11-
               -------------
          3.   No Violation..................................................... -11-
               ------------
          4.   No Undisclosed Liabilities....................................... -11-
               --------------------------
          5.   Compliance with Law.............................................. -11-
               -------------------
          6.   Taxes............................................................ -12-
               -----
          7.   Contracts and Commitments........................................ -12-
               -------------------------
          8.   Consent and Approvals............................................ -12-
               ---------------------
          9.   Environmental Compliance......................................... -12-
               ------------------------
          10.  Accuracy of Representations and Documents........................ -13-
               -----------------------------------------
          11.  Validity, Enforceability, and no Default......................... -13-
               ----------------------------------------
     D.   Legal Opinions to be Given to S&S by Big T............................ -13-
          ------------------------------------------
     E.   Representations and Warranties of S&S................................. -13-
          -------------------------------------
          1.   Validity, Enforceability......................................... -13-
               ------------------------
          2.   Economic Viability............................................... -13-
               ------------------

III. THE NEW LANDFILL MANAGEMENT, CONSULTING
     AND COOPERATION AGREEMENT.................................................. -14-
     1.   Management and Use of New Landfill Property........................... -14-
          -------------------------------------------
          a.   Term............................................................. -14-
               ----

          b.   Use.............................................................  -14-
               ---
          c.   Improvements....................................................  -14-
               ------------
          d.   Maintenance and Repairs.........................................  -15-
               -----------------------
          e.   Taxes, Assessments and Utility Charges..........................  -15-
               --------------------------------------
          f.   No Liens........................................................  -15-
               --------
          g.   Insurance and Casualty..........................................  -16-
               ----------------------
          h.   Condemnation....................................................  -16-
               ------------
               (1)  Total Taking - Termination.................................  -16-
                    --------------------------
               (2)  Partial Taking - Termination...............................  -16-
                    ----------------------------
               (3)  Partial Taking - Continuation..............................  -17-
                    -----------------------------
               (4)  Allocation of Award........................................  -17-
                    -------------------
               (5)  Voluntary Conveyance.......................................  -17-
                    --------------------
               (6)  Closure/Post Closure.......................................  -17-
                    --------------------
          i.   Memorandum of Agreement.........................................  -17-
               -----------------------
     2.   Rights and Duties of S&S.............................................  -17-
          ------------------------
          a.   Operation.......................................................  -17-
               ---------
          b.   Permitting......................................................  -18-
               ----------
          c.   Amendment to Host County Agreement..............................  -18-
               ----------------------------------
          d.   Purchase of Spillman Parcel.....................................  -18-
               ---------------------------
     3.   Duties of LCDC.......................................................  -18-
          --------------
          a.   Consulting......................................................  -18-
               ----------
          b.   Gray Parcel.....................................................  -19-
               -----------
          c.   Cooperation with Business Decisions.............................  -19-
               -----------------------------------
          d.   Closure of Old Landfill.........................................  -19-
               -----------------------
     4.   Prohibition Against Further Contract or Encumbrance..................  -19-
          ---------------------------------------------------
     5.   Payment for Investigation Costs (Well 107)...........................  -19-
          ------------------------------------------
     6.   Use of Name..........................................................  -20-
          -----------
     7.   Exchange of Documents................................................  -20-
          ---------------------
     8.   Lease................................................................  -20-
          -----

IV.  WASTE DISPOSAL AND GUARANTEED TIPPING FEES................................  -21-
     1.   Obligation to Operate Waste Collection Business
          -----------------------------------------------
          and to Dispose of Waste Exclusively at New
          ------------------------------------------
          Landfill.............................................................  -21-
          --------
     2.   S&S's Agreement to Accept Big T's and LCDC's Waste...................  -21-
          --------------------------------------------------
     3.   Tipping Fees.........................................................  -22-
          ------------
          a.   Competitive Tipping Fees........................................  -22-
               ------------------------
          b.   Lowest Current Tipping Rates....................................  -22-
               ----------------------------
          c.   Guaranteed Tipping Fees.........................................  -22-
               -----------------------
          d.   Royalty.........................................................  -23-
               -------
          e.   Calculation of Set-offs.........................................  -23-
               -----------------------
          f.   Royalties During Period of Non-Operation........................  -23-
               ----------------------------------------
          g.   Collection of Royalties/Tipping Fees after
               ------------------------------------------
               Application of Set-off..........................................  -23-
               ----------------------
     4.   Termination of Rights under Article IV...............................  -24-
          --------------------------------------
          a.   Termination of Right to Bring Waste To
               --------------------------------------
               Landfill........................................................  -24-
               --------
          b.   Big T's and LCDC's Right to Suspend Use of
               ------------------------------------------
               the New Landfill................................................  -24-
               ----------------
     5.   Nature of Waste......................................................  -24-
          ---------------
     6.   Inspection of Documents/Waste........................................  -24-
          -----------------------------
     7.   Excuse of Performance................................................  -25-
          ---------------------
     8.   Operating Restrictions...............................................  -25-
          ----------------------

     9.   Compliance...........................................................  -25-
          ----------
     10.  Right of First Refusal to Big T in the Event S&S
          ------------------------------------------------
          Intends to Subcontract Hauling of Lead and
          ------------------------------------------
          Asbestos.............................................................  -25-
          --------

V.  COOPERATION................................................................  -25-
     1.   Mutual Cooperation...................................................  -25-
          ------------------
     2.   Provision of Labor and Equipment in Connection
          ----------------------------------------------
          with Cover Installation on Old Landfill..............................  -26-
          ---------------------------------------
     3.   Reimbursement of LCDC................................................  -26-
          ---------------------
     4.   Removal of Unpermitted Encumbrances..................................  -26-
          -----------------------------------

VI.  COVER MATERIAL HAULING....................................................  -27-
     1.   Term.................................................................  -27-
          ----
     2.   Scope of S&S Services................................................  -27-
          ---------------------
     3.   Amount of Cover Material to be Hauled................................  -27-
          -------------------------------------
     4.   Cooperation/Excuse of Performance....................................  -28-
          ---------------------------------
     5.   Definition of "Cover Material."......................................  -28-
          -------------------------------

VII.  NON-COMPETITION/NON-SOLICITATION.........................................  -28-
     1.   Non-competition/non-solicitation.....................................  -28-
          --------------------------------
     2.   Non-competition by S&S...............................................  -29-
          ----------------------
     3.   Enforcement..........................................................  -30-
          -----------

VIII.  INDEMNIFICATION.........................................................  -30-
     1.   Indemnification of LCDC by S&S.......................................  -30-
          ------------------------------
     2.   Indemnification of S&S by LCDC.......................................  -30-
          ------------------------------
     3.   Indemnification of Big T by S&S......................................  -31-
          -------------------------------
     4.   Indemnification of S&S by Big T......................................  -32-
          -------------------------------
     5.   Definitions of "Response Costs"/"Environmental
          ----------------------------------------------
          Laws"................................................................  -32-
          -----
     6.   Survival of Indemnification and Hold Harmless
          ---------------------------------------------
          Agreement............................................................  -33-
          ---------

IX.  DEFAULT...................................................................  -33-
     1.   Event of Default.....................................................  -33-
          ----------------
     2.   Remedies on Default..................................................  -34-
          -------------------
          a.   Prior to the Construction Start Date............................  -34-
               ------------------------------------
               (1)  Termination................................................  -34-
                    -----------
               (2)  Specific Performance.......................................  -34-
                    --------------------
          b.   After the Construction Start Date...............................  -34-
               ---------------------------------
               (1)  Termination................................................  -34-
                    -----------
               (2)  Specific Performance/Damages...............................  -35-
                    ----------------------------
               (3)  No Right to Terminate......................................  -35-
                    ---------------------
          c.   Set-off.........................................................  -35-
               -------
     3.   Remedies not Exclusive...............................................  -35-
          ----------------------
     4.   Good Faith...........................................................  -35-
          ----------
     5.   Attorneys' Fees......................................................  -35-
          ---------------

X.  TERM OF AGREEMENT..........................................................  -36-
     1.   Term.................................................................  -36-
          ----
     2.   Termination..........................................................  -36-
          -----------
          a.   General Right to Terminate This Agreement.......................  -36-
               -----------------------------------------
          b.   S&S's right to Terminate This Agreement or to
               ---------------------------------------------
               Suspend Obligations Hereunder...................................  -36-
               -----------------------------

                    (1)  Closure...............................................  -36-
                         -------
                    (2)  Revocation of Permits and Licenses....................  -36-
                         ----------------------------------
                    (3)  Restriction of Rates..................................  -36-
                         --------------------
                    (4)  Bankruptcy/Insolvency.................................  -36-
                         ---------------------
                    (5)  Economic Viability....................................  -36-
                         ------------------
                    (6)  Denial of Permits.....................................  -36-
                         -----------------
                    (7)  Approval of Assignment of Host
                         ------------------------------
                    County Agreement...........................................  -37-
                    ----------------
                    (8)  Force Majeure.........................................  -37-
                         -------------
                    (9)  Material Adverse Impact of Old
                         ------------------------------
                    Landfill...................................................  -37-
                    --------
          c.   Rights and Obligations of the Parties
               --------------------------------------
               Following Termination or Suspension of
               --------------------------------------
               Obligations Hereunder...........................................  -37-
               ---------------------

XI.  OPTION TO PURCHASE NEW LANDFILL AND RIGHT OF FIRST
     REFUSAL ON PURCHASE OF WASTE HAULING BUSINESS.............................  -38-
     1.   Option to Purchase New Landfill and Assets
          ------------------------------------------
          of LCDC..............................................................  -38-
          -------
     2.   Right of First Refusal to Purchase Waste Hauling
          ------------------------------------------------
          Business.............................................................  -42-
          ---------

XII.  ADDITIONAL TERMS.........................................................  -43-
     1.   Confidentiality......................................................  -43-
          ---------------
     2.   Insurance............................................................  -44-
          ---------
     3.   Definition of Affiliate..............................................  -44-
          -----------------------
     4.   Force Majeure........................................................  -44-
          -------------
     5.   Independent Contractor...............................................  -44-
          ----------------------
     6.   Assignment or Transfer...............................................  -45-
          ----------------------
          a.    By S&S.........................................................  -45-
                ------
          b.    By LCDC or Big T...............................................  -45-
                ----------------
     7.   Notice...............................................................  -45-
          ------
     8.   No Waiver............................................................  -46-
          ---------
     9.   Entire Agreement.....................................................  -46-
          ----------------
     10.  Governing Law........................................................  -46-
          -------------
     11.  Binding Effect.......................................................  -46-
          --------------
     12.  Severability/Enforceability..........................................  -46-
          ---------------------------
     13.  Counterparts.........................................................  -47-
          ------------
     14.  Time is of the Essence...............................................  -47-
          ----------------------
     15.  Third Party Beneficiary..............................................  -47-
          -----------------------
     16.  Consent..............................................................  -47-
          -------
     17.  Audit................................................................  -47-
          -----
     18.  Future Use...........................................................  -48-
          ----------
     19.  Further Assurances...................................................  -48-
          ------------------
     20.  Condition Precedent to Contract Date.................................  -48-
          ------------------------------------

                                 EXHIBIT LIST
                                 ------------

Exhibit A -    Legal Description - Old Landfill
Exhibit B -    Legal Description - That Portion of the New Landfill Owned by
               LCDC
Exhibit C -    Legal Description - That Portion of the New Landfill Formerly
               Owned by Big T
Exhibit D -    Assets/Contracts/Permits/Authorizations Host County Agreement
Exhibit E -    List of Adverse Matters (including oil exploration on Old
               Landfill
Exhibit F -    Spillman Agreement
Exhibit G -    Form of Opinion Letter of LCDC Counsel
Exhibit H-1 -  Memorandum of Agreement
Exhibit H-2 -  Memorandum of Lease
Exhibit I -    Gray Option Contract
ExhibiT J -    Assignment of Rents, Leases and Agreements
ExhibiT K -    Power of Attorney
Exhibit L -    Permitted Exceptions to Title
Exhibit M-1 -  Termination of Agreement
Exhibit M-2 -  Termination of Option

                         LANDFILL MANAGEMENT AGREEMENT
                         -----------------------------

     This Landfill Management Agreement (this "Agreement") is executed this _____ day of April, 1995, between LAWRENCE COUNTY DISPOSAL CENTRE, INC., an Illinois corporation (hereinafter referred to as "LCDC"), GARY SIMMONS individually and as sole shareholder of LCDC (with respect to matters set forth in Article II), S&S GRADING OF ILLINOIS, INC., an Illinois corporation (hereinafter referred to as "S&S"), BIG T DISPOSAL, INC., an Indiana corporation (hereinafter referred to as "Big T"), and SANDRA L. SIMMONS, individually and as sole shareholder of Big T (with respect to matters set forth in Article II).


                                 I.  RECITALS
                                 ------------

     1. LCDC owns certain real property in Lawrence County, Illinois more particularly described on Exhibit A attached hereto and incorporated by
                          ---------
reference (hereinafter the "Old Landfill"), which property was formerly used as a municipal solid waste landfill but which is currently subject to closure.

     2. S&S intends to enter into the business of managing and operating municipal and industrial landfill operations in the State of Illinois.

     3. LCDC is the owner of certain property in Lawrence County, Illinois more particularly described on Exhibits B and C attached hereto and incorporated
                               ----------------
by reference (hereinafter collectively referred to as the "New Landfill"). That portion of the New Landfill previously owned by Big T is hereinafter referred to as the "20 Acre Parcel" and is described on Exhibit C.
                                            ---------

     4. On December 2, 1992, LCDC obtained local approval from the Lawrence County Board under the Illinois Environmental Protection Act for the development, construction and operation of a new municipal solid waste landfill on the New Landfill (the "Siting Approval"). The Siting Approval does not extend to the 20 Acre Parcel.

     5. A Host County Agreement was executed by LCDC and the County of Lawrence during or about December, 1992 (the "Host County Agreement"), to which Big T has consented, which among other things restricts usage of the 20 Acre Parcel to auxiliary and support services for the landfill operations at the New Landfill.

     6. S&S wants to develop, construct and operate the New Landfill, and may wish to own the New Landfill property.

     7. On April 19, 1994, LCDC and S&S Grading, Inc., a West Virginia corporation ("S&SWV"), executed a Management Agreement (the "MA"), which among other matters, contemplated S&SWV would provide LCDC a right to receive future royalties from the operation of the New Landfill, and which in general provided the terms under which S&SWV would develop, construct, operate and manage the New Landfill. In addition, LCDC also executed a document entitled Schedule of Additional Representations and Warranties pertaining to the MA.

     8. Among other things, the MA established an effective date (the "MA Effective Date") of 60 days following April 19, 1994, later extended by mutual agreement of the parties to June 24, 1994. The MA required that on or before the MA Effective Date, certain documents were to be produced and executed by the parties, and also provided that on or before the MA Effective Date either party could terminate the MA under certain circumstances and conditions.

     9. Prior to the MA Effective Date as extended, S&SWV conducted certain testing at the New Landfill, including conducting groundwater analyses. One groundwater analysis for Well 107 on the New Landfill property indicated the presence of trichloroethylene ("TCE"). As of the date hereof, the parties have made no definitive determination of the source of the TCE discovered in Well 107.

     10. On June 23, 1994, S&SWV terminated the MA as a result of the discovery of the TCE. Consequently, the MA Effective Date never occurred, and certain matters required to be accomplished on or before the MA Effective Date were never accomplished, including the preparation and execution of certain documents.

     11. Pursuant to the Illinois Environmental Protection Act, the Siting Approval would have expired in December 1994 unless by that time an application was submitted to the Illinois Environmental Protection Agency for a permit to develop and construct the New Landfill.

     12. Following the termination of the MA, S&SWV and LCDC negotiated in an effort to reach an agreement regarding re-implementation of a management agreement for the New Landfill. While those negotiations proceeded, S&SWV compiled data, completed, and on November 7, 1994, submitted the application with the Illinois Environmental Protection Agency ("IEPA"), to develop and construct the New Landfill (the "Application").

     13. All legal, engineering and other expenses (including the expenses of Lawrence County) incurred by LCDC during the Siting Approval hearings or otherwise have been paid by LCDC. All legal, engineering and other expenses incurred in connection with the Application or otherwise by S&SWV, have been paid by S&SWV.

     14. Big T is the owner of a solid waste hauling company, including transfer station, which does business in and around Lawrenceville, Illinois, and Vincennes, Indiana. In addition, Big T was the former owner of the 20 Acre Parcel.

     15. Big T and LCDC cooperated during the Siting Approval hearings and Big T expressly consented to the 20 Acre Parcel being included as part of the New Landfill, with the expectation that the siting would prove mutually beneficial by allowing LCDC to develop the New Landfill, and by providing Big T with a convenient facility for disposal of solid waste picked up during Big T's normal operations, and by providing Big T with the possibility of entering into a long-term guaranteed tipping fee agreement for disposal at the New Landfill.

     16. On or about April 19, 1994, Big T and S&SWV entered into a Guaranteed Tipping Fee Agreement (the "GTFA"), which expressly recognized that the successful completion of the activities contemplated by the MA between LCDC and S&SWV would be beneficial to Big T and S&SWV, as well as to LCDC.

     17. S&SWV has assigned all S&SWV's right, title and interest in the New Landfill to S&S.

     18. As part of the consideration for the covenants and agreements contained herein, S&S has agreed to excavate cover material from the New Landfill property and to haul cover material from the New Landfill to the Old Landfill in accordance with the schedule and conditions set forth below, for use by LCDC in closing the Old Landfill.

     19. In recognition of the fact that the viability of the New Landfill depends, in part, on Big T's agreement to bring waste to the New Landfill, and in light of LCDC's obligation to close the Old Landfill, LCDC and Big T recognize the necessity of entering into an agreement to mutually cooperate to further assure the successful completion of the activities contemplated herein. Further, in consideration of the assignment of right to receive future royalties and discounts given to Big T by LCDC as contemplated herein, Big T has agreed to assist LCDC in the provision of manpower and equipment to grade and smooth cover dirt upon the Old Landfill as more particularly described herein.

     20. In order to accomplish the development and operation of the New Landfill, the parties agree that it is in the best interest of Big T, LCDC, and S&S that LCDC grant S&S a right to possess the New Landfill property described on Exhibits B and C attached hereto to S&S, and that Big T and LCDC consult and
   ----------------
cooperate with S&S in developing and operating the New Landfill.

     NOW, THEREFORE, in consideration of the mutual promises herein contained and for other good and valuable consideration, the parties agree that the foregoing recitals are true and correct and are hereby incorporated in this Agreement and further agree as follows:

            II.  REPRESENTATIONS AND WARRANTIES AND LEGAL OPINIONS
            ------------------------------------------------------

A.   Representations and Warranties of LCDC and Gary Simmons.  LCDC and Gary
     -------------------------------------------------------
Simmons, individually and on behalf of LCDC, hereby jointly and severally represent and warrant to S&S as follows:

     1.   Corporate Organization.
          ----------------------

          a. LCDC is a corporation duly organized, validly existing and in good standing under the laws of the State of Illinois and has all requisite power and authority to own and operate the Old Landfill and the New Landfill (except for matters set forth herein with respect to S&S's rights).

          b. LCDC is qualified or licensed to do business as a foreign corporation in all jurisdictions in which such qualification and licensing is required.

          c. LCDC has no direct or indirect subsidiaries, and there is no corporation, association, partnership or other entity or person currently or in the past related in any way to LCDC as an affiliate, customer, supplier, lessor, lessee or otherwise, in which any principal or affiliate of LCDC, directly or indirectly, has or had any ownership interest in the New Landfill, except for Big T with respect to the 20 Acre Parcel.

          d. All of LCDC's capital stock and other securities are owned legally, beneficially and of record directly by Gary Simmons and by no one else.

     2.   Authorization.
          -------------

          a. LCDC has all requisite power and authority to execute, deliver and perform its obligations under this Agreement.

          b. Except with respect to closure of the Old Landfill, the cost of which is not known at this time, LCDC is economically and technically able to comply with the terms of this Agreement. This Agreement is and when executed and delivered and any amendments hereto or thereto will be, valid and binding upon LCDC and enforceable in accordance with its terms.

     3.   No Violation.  Neither the execution and delivery of this Agreement by
          ------------
LCDC nor the consummation of the transaction contemplated hereby or thereby will
(i) violate any provision of the Articles of Incorporation or ByLaws of LCDC,
(ii) be in conflict with, constitute a default under, result in the termination or invalidity of, or accelerate the performance required by any agreement or commitment to which LCDC is a party or by which it is bound or to which any of the assets set forth on the asset list attached hereto as Exhibit D (the assets
                                                          ---------
listed on Exhibit D and the New Landfill are collectively referred to herein as
          ---------
the "Assets") are subject, or (iii) violate any statute, law, judgment, decree, order, regulation or rule of any agency, court or governmental authority.

     4.   No Undisclosed Liabilities.  LCDC has no liabilities or obligations of
          --------------------------
any nature (absolute, accrued, contingent or otherwise) in any way relating to the Assets (including the New Landfill) or Old Landfill that have not been fully disclosed to S&S in writing.

     5.   Compliance with Law.
          -------------------

          a. LCDC has complied and is presently complying in all material respects with all applicable laws, rules, regulations, orders, building and other codes, zoning and other ordinances, permits, licenses, authorizations, judgments and decrees of all federal, state, local, foreign or other governmental authorities that relate to the Assets or the New Landfill or the Old Landfill, including transportation and disposal of waste at the same other than as described on Exhibit E. Copies of all warning notices, notices of
                     ---------
violation, consent orders, complaints, or threat of any of the foregoing are attached, or facts that, with the passage of time are likely to give rise to one of the foregoing, are described on Exhibit E attached hereto and incorporated by
                                   ---------
reference.

          b. Specifically, LCDC represents and warrants that the use of the Assets to develop a landfill has received all necessary county and local approvals and is permitted under local zoning ordinances.

          c.   Except as shown on Exhibit E, LCDC is not aware of, nor has
                                  ---------
received from any third party (including employees and government agencies), written or oral notification regarding, any present or past failure to comply or of any present or future events, circumstances, activities or plans which may
(i) materially interfere with or prevent continued compliance with any such laws, rules or regulations; (ii) give rise to any common law or statutory liability, or (iii) otherwise form the basis of any claim, proceeding or investigation.

          d.   Except as set forth on Exhibit E, there is not currently pending
                                      ---------
any claim, inquiry, proceeding or investigation of any nature whatsoever by or before any court or regulatory or administrative agency, arbitration tribunal, board, bureau, authority or commission with respect to or affecting LCDC or the Assets. To LCDC's best knowledge after due inquiry, none of the same is threatened against LCDC, S&S or any of the Assets, and there is no valid basis for any of the same. The Assets of LCDC are not subject to any judgment, order or decree which is or will be binding on S&S or otherwise impair S&S's rights under this Agreement.

     6.   Title to Assets .  LCDC has good and marketable title to the Assets,
          ----------------
free and clear of any title defect or objection, mortgage, pledge, security interest, charge, lien or other encumbrance or restriction of any nature whatsoever, except for the Permitted Exceptions (as defined in Article XI).

     If any title defect, mortgage, pledge, security interest, charge, lien or other encumbrance or restriction is imposed against any of the Assets, except for the Permitted Exceptions (an "Unpermitted Encumbrance"), LCDC shall remove the Unpermitted Encumbrance to the reasonable satisfaction of S&S no later than 60 days after receiving written notice of the same from S&S. If LCDC fails to remove the Unpermitted Encumbrance within the foregoing 60 day period, then, in addition to any other remedy S&S may have under this Agreement, LCDC shall indemnify and hold S&S harmless against any and all claims and losses, including lost profits, that S&S may incur as a result of the Unpermitted Encumbrance in accordance with the provisions of Article VIII of this Agreement.

     With respect to the Patrick Engineering lien, S&S agrees that LCDC and Big T shall have until April 13, 1996 to have the same removed.

     With respect to the Spillman Waterline Easement recorded at O.R. Book 34, Page 224, of the Public Records of Lawrence County, LCDC shall obtain a corrective easement, executed by Spillman, which accurately describes the location of the easement along the west boundary of the New Landfill as shown on that certain sketch as attached thereto.

     In the either the corrective easement have not been obtained on or before June 15, 1995, LCDC agrees to take any further action required to correct such legal description, including, without limitation, the filing and diligent prosecution of a suit to require such action.

     With respect to that certain lease between LCDC, as landlord, and Donny Gray, as tenant, listed as Item 11 on Exhibit D (the "Farmland Lease"), LCDC
                                      ---------
represents and warrants to S&S that the Farmland Lease is a oral year-to-year lease and permits Donny Gray to use the New Landfill solely for the purposes of planting and harvesting crops. LCDC covenants and agrees to provide Donny Gray with a written notice terminating the Farmland Lease on June 1, 1995 in order for the Farmland Lease to be terminated as of a date no later than November 1, 1995; provided, however, that LCDC shall not provide the tenant with any notice of termination until LCDC has obtained the Gray Option Contract, as defined in Article III.3(b). In the event that the Gray Option Contract is not obtained on or before June 1, 1995, S&S, in its sole discretion, shall either agree to extend the termination date of the Farmland Lease or waive the requirement that LCDC obtain the Gray Option Contract prior to notifying the tenant of the termination of the Farmland Lease. In the event that the tenant fails to vacate the New Landfill on or before November 1, 1995 (or such later date as may be agreed upon in writing by S&S), LCDC agrees to take any further action required to terminate the Farmland Lease and cause the tenant to vacate the New Landfill, including, without limitation, the filing and diligent prosecution of a lawsuit to accomplish the same.

     7.   Sufficiency of Assets.  The Assets include all rights, properties and
          ---------------------
other assets necessary to permit S&S to file a state application for a permit to operate the New Landfill on the real estate included with the Assets.

     8.   Taxes.  LCDC has timely and accurately filed all tax reports,
          -----
declarations and returns (including information returns) required to be filed in connection with the Assets for all periods ending on or before the Contract Date of this Agreement and has paid, or withheld or otherwise provided for, all taxes, assessments, whether special or general, impact fees, permit fees and other fees, and other charges due with respect to the New Landfill. There are no tax liens upon any of the Assets except liens for current taxes not yet due. There is no basis for the assessment of any tax liability against LCDC or any of the Assets that has not been disclosed to S&S in writing.

     9.   Contracts and Commitments.
          -------------------------

          a. With respect to the Assets, including, without limitation, the New Landfill, LCDC is not a party to or bound by any agreements, contracts, arrangements or commitments, written or oral (including leases of personal or real property, loans or indebtedness, or long-term contractual arrangements), other than as set forth on the Assets listed on Exhibit D. LCDC has supplied a
                                                ---------
true and complete copy of each such agreement to S&S, including, without limitation, the Host County Agreement, and all such agreements are in full force and effect and without default and no event has occurred, after the passage of time, which will constitute a default thereunder. LCDC is not restricted and upon consummation of the Agreement, S&S will not be restricted, by any known agreement, order, injunction or otherwise from developing the Assets as a landfill.

          b. Without limiting the generality of the foregoing Article II(A)(9)(a), LCDC represents and warrants that there have been no amendments, modifications or revisions to the Host County Agreement (attached on Exhibit D).
                                                                     ---------

          c. The Conditional Agreement to Purchase between LCDC and Jerry Spillman and Terri Spillman, as husband and wife, dated July 21, 1992, a copy of which is attached hereto and made a part hereof as Exhibit F (the "Spillman
                                                   ---------
Agreement") is valid and binding upon LCDC and enforceable in accordance with its terms, and all of LCDC's right, title and interest in the Spillman Agreement may be assigned to S&S without the prior written consent of Jerry Spillman or Terri Spillman and there have been no written or oral modifications of the Spillman Agreement not attached on Exhibit F.
                                   ---------

     10.  Consent and Approvals.  Except for the possible requirement of
          ---------------------
approval by Lawrence County pursuant to the Host County Agreement, no (i) consent, approval, authorization, order or other action of, (ii) declaration, filing or registration with, or (iii) giving of notice to, any domestic or foreign governmental or regulatory authority or any other person or entity is required in connection with (a) the execution, delivery and performance by LCDC of this Agreement, (b) the consummation by LCDC of the transactions contemplated hereby or thereby or (c) the legal, valid and enforceable transfer of the management control, and potential lease of the Assets to S&S.

     11.  Economic/Regulatory Conditions.  As of the Contract Date, no events or
          ------------------------------
transactions (including proposed changes in any laws or regulations) have occurred and no information has come to the attention of LCDC (other than events or information relating to general economic conditions) that would reasonably be expected to have a material adverse effect on the Assets or their use as a landfill or which would or could reasonably be expected to prevent or impair S&S after the Contract Date from developing and using the Assets as a landfill. Specifically, except for K/C Reclamation in Wabash County, Illinois, which to the best of LCDC's knowledge has obtained siting approval but not a development or operating permit, LCDC knows of no other site within Lawrence County or any contiguous county that has currently received local approval to develop a landfill.

     12.  Environmental Compliance.  Except as described on Exhibit E, LCDC has
          ------------------------                          ---------
not received any notice, oral or written, from any governmental entity or other third party relating to any violation of, or noncompliance with, any statute, law, ordinance, decree, order, rule or regulation, or the provisions of any license or permit relating to environmental matters with respect to the Assets or Old Landfill, and there is no basis for the same. Except as described on Exhibit E, LCDC has not used, and has not permitted others to use, the Assets or
- ---------
the Old Landfill in connection with the generation, disposal, storage, treatment or transportation of (i) hazardous substances, as defined under the Comprehensive Environmental Response, Compensation and Liability Act and its regulations or (ii) any waste, pollutant, hazardous substance, toxic substance, hazardous waste, special waste, petroleum-based substance or waste, product or by-product or any constituent of any such substance, waste or product, the presence, use or removal of which is either regulated, controlled, limited or prohibited by any local, state or federal environmental or pollution control laws, regulations or ordinances (substances described in
(i) and (ii) are collectively hereinafter referred to as "Hazardous Substances"). Except as described on Exhibit E, there is no on-site or off-site
                                     ---------
location to which LCDC has transported Hazardous Substances and no person has transported any Hazardous Substances related in any way to the Assets or Old Landfill to any on-site or off-site location. Except as described on Exhibit E,
                                                                     ---------
there are not now, and never have been, any Hazardous Substances or underground tanks located anywhere on the real estate contained as part of the Assets or Old Landfill.

     13.  Permits and Capacity.  Approximately 42 acres of real estate included
          --------------------
in the Assets and New Landfill have current and valid Siting Approval from Lawrence County to be developed as a landfill to accept and dispose of non-hazardous solid waste. The 42 permitted acres have capacity of at least 5,500,000 cubic yards of air space which will provide 4,600,000 cubic yards of in-place waste space. As of the Contract Date, the Assets are not subject to any regulatory, contractual or other restrictions as to the amount of waste that may be disposed of in any day, week, month or year, except as set forth in the Host County Agreement, and in the Application.

     14.  Absence of Certain Practices.  Except for the Host County Agreement
          ----------------------------
and Spillman Contract, neither LCDC nor any director, officer, agent, employee or other person acting on behalf of LCDC, has given or agreed to give any gift or similar benefit of more than nominal value to any customer, supplier, or governmental employee or official or any other person who is or may be in a position to hinder or assist LCDC in connection with any transaction or license, permit, order or approval involving the Assets or LCDC, which gift or similar benefit, if not given in the past, would have materially and adversely affected the Assets or the prospects of LCDC. Neither LCDC nor any director, officer, agent, employee, or other person acting on behalf of LCDC has (i) used any corporate or other funds for unlawful contributions, payments, gifts, or entertainment, or made any unlawful expenditures relating to political activity to, or on behalf of, government officials or others or (ii) accepted or received any unlawful contributions, payments, gifts or expenditures.

     15.  Accuracy of Representations and Documents.  No representation or
          -----------------------------------------
warranty made by LCDC or Gary Simmons in this Agreement or the Exhibits thereto (which are an integral part thereof) nor any statement, certificate or other document furnished or to be furnished by any of the foregoing entities to S&S or any of its representatives (i) is, or will be when so furnished, false or misleading in any material respect, (ii) contains any material misstatement of fact or (iii) omits to state any fact necessary to be stated to make the statements made in any such representation or warranty or document not false or misleading in any material respect.

     16.  Validity, Enforceability, and no Default.  This Agreement is and when
          ----------------------------------------
executed and delivered and any amendments hereto or thereto will be, valid and binding upon LCDC and enforceable in accordance with its terms and will give S&S the right to the economic benefit of operating the New Landfill. This Agreement does not create or cause a default under the Host County Agreement or in any way jeopardize Siting Approval granted by Lawrence County. Except for the Siting Approval, the only other permit, license, or authorization required to develop and operate the New Landfill are the development and operating permit to be issued by the IEPA.

B.   Legal Opinions to be given to S&S  by LCDC on behalf of LCDC.  On or before
     ------------------------------------------------------------
the date this Agreement is executed by all parties (the "Contract Date"), LCDC will deliver to S&S a legal opinion in form and substance as set forth in Exhibit G attached hereto and incorporated by reference of Illinois counsel,
- ---------
Ruth Gosnell, Esquire, with respect to the matters set forth in Paragraphs 1(a)-
(d), 2(a), 3(i), and 9(b) of Article II(A) and Mohan, Alewelt, et alia, Springfield, Illinois, with respect to matters set forth in Paragraphs 3(ii) and
(iii), and 16 of Article II(A), and confirming that with respect to LCDC, this transaction is not subject to the provisions of the Illinois Bulk Sales Act.

C.   Representations and Warranties of Big T and Sandra L. Simmons.  Big T and
     -------------------------------------------------------------
Sandra L. Simmons, individually and on behalf of Big T, hereby jointly and severally represent and warrant to S&S as follows:

     1.   Corporate Organization.
          ----------------------

          a. Big T is a corporation duly organized, validly existing and in good standing under the laws of the State of Illinois and has all requisite power and authority to haul waste to the New Landfill.

          b. Big T is qualified or licensed to do business as a foreign corporation in all jurisdictions in which such qualification and licensing is required.

          c. Big T has no direct or indirect subsidiaries, and there is no corporation, association, partnership or other entity or person currently or in the past related in any way to Big T as an affiliate, customer, supplier, lessor, lessee or otherwise, in which any principal or affiliate of Big T directly or indirectly, has or had any ownership interest in the New Landfill.

          d. All of Big T's capital stock and other securities are owned legally, beneficially and of record directly by Sandra L. Simmons and by no one else.

     2.   Authorization.
          -------------

          a. Big T has all requisite power and authority to execute, deliver and perform its obligations under this Agreement.

          b. Big T is economically and technically able to comply with the terms of this Agreement. This Agreement is and when executed and delivered and any amendments hereto or thereto will be, valid and binding upon Big T and enforceable in accordance with their respective terms.

     3.   No Violation.  Neither the execution and delivery of this Agreement by
          ------------
Big T nor the consummation of the transaction contemplated hereby or thereby will (i) violate any provision of the Articles of Incorporation or ByLaws of Big T, (ii) except as set forth on Exhibit E, be in conflict with, constitute a
                               ---------
default under, result in the termination or invalidity of, or accelerate the performance required by any agreement or commitment to which Big T is a party or by which it is bound or subject, or (iii) violate any statute, law, judgment, decree, order, regulation or rule of any agency, court or governmental authority.

     4.   No Undisclosed Liabilities.  Big T has no liabilities or obligations
          --------------------------
of any nature (absolute, accrued, contingent or otherwise) in any way relating to the Assets (including the New Landfill) that have not been fully disclosed to S&S in writing.

     5.   Compliance with Law.
          -------------------

         a. Big T has complied and is presently complying in all material respects with all applicable laws, rules, regulations, orders, building and other codes, zoning and other ordinances, permits, licenses, authorizations, judgments and decrees of all federal, state, local, foreign or other governmental authorities that relate to the Assets or the New Landfill or the Old Landfill, including transportation and disposal of waste at the same other than as described on Exhibit E. Copies of all warning notices, notices of
                     ---------
violation, consent orders, complaints, or threat of any of the foregoing, or facts that, with the passage of time are likely to give rise to one of the foregoing, are described on Exhibit E attached hereto and incorporated by
                            ---------
reference.

          b.   Except as shown on Exhibit E, Big T is not aware of, or has
                                  ---------
received from any third party (including employees and government agencies), written or oral notification regarding, any present or past failure to comply or of any present or future events, circumstances, activities or plans which may
(i) materially interfere with or prevent continued compliance with any such laws, rules or regulations; (ii) give rise to any common law or statutory liability, or (iii) otherwise form the basis of any claim, proceeding or investigation.

          c.   Except as set forth on Exhibit E, there is not currently pending,
                                      ---------
any claim, inquiry, proceeding or investigation of any nature whatsoever by or before any court or regulatory or administrative agency, arbitration tribunal, board, bureau, authority or commission with respect to or affecting Big T's ability to perform its obligations under this Agreement. To Big T's best knowledge after due inquiry, none of the same is threatened against Big T or the 20 Acre Parcel and there is no valid basis for any of the same. To the best knowledge of Big T, the 20 Acre Parcel is not subject to any judgment, order or decree which is or will be binding on S&S or otherwise impair S&S's rights under this Agreement.

     6.   Taxes.  Big T has timely and accurately filed all tax reports,
          -----
declarations and returns (including information returns) required to be filed in connection with the 20 Acre Parcel for all periods ending on or before the Contract Date of this Agreement and has paid, or withheld or otherwise provided for, all related taxes and other charges due from either with respect to the New Landfill. To the best knowledge of Big T, there is no basis for the assessment of any tax liability against Big T or the 20 Acre Parcel that has not been disclosed to S&S in writing.

     7.   Contracts and Commitments.  Big T is not a party to or bound by any
          -------------------------
agreements, contracts, arrangements or commitments, written or oral (including leases of personal or real property, loans or indebtedness, or long-term contractual arrangements), other than as set forth on Exhibit E. Big T has
                                                      ---------
supplied a true and complete copy of each such agreement to S&S and all such agreements are in full force and effect and without default and no event has occurred, after the passage of time, which will constitute a default thereunder. Big T is not restricted and upon consummation of this Agreement, S&S will not be restricted, by any known agreement, order, injunction or otherwise from developing the Assets as a landfill or fulfilling its obligations hereunder.

     8.   Consent and Approvals.  No (i) consent, approval, authorization, order
          ---------------------
or other action of, (ii) declaration, filing or registration with, or (iii) giving of notice to, any domestic or foreign governmental or regulatory authority or any other person or entity is required in connection with (a) the execution, delivery and performance by Big T of this Agreement, or (b) the consummation by Big T of the transactions contemplated hereby or thereby.

     9.   Environmental Compliance.  Except as described on Exhibit E, Big T has
          ------------------------                          ---------
not received any notice, oral or written, from any governmental entity or other third party relating to any violation of, or noncompliance with, any statute, law, ordinance, decree, order, rule or regulation, or the provisions of any license or permit relating to environmental matters with respect to the 20 Acre Parcel, and there is no basis for the same. Except as described on Exhibit E,
                                                                    ---------
Big T has not used, and has not permitted others to use, the 20 Acre Parcel in connection with the generation, disposal, storage, treatment or transportation of Hazardous Substances. Except as described on Exhibit E, there is no on-site or off-site
                                   ---------
location to which Big T has transported Hazardous Substances. No person has transported any Hazardous Substances related in any way to the 20 Acre Parcel to any on-site or off-site location. Except as described on Exhibit E, there are
                                                         ---------
not now, and never have been, any Hazardous Substances or underground tanks located anywhere on the real estate contained as part of the 20 Acre Parcel.

     10.  Accuracy of Representations and Documents.  No representation or
          -----------------------------------------
warranty made by Big T or Sandra L. Simmons in this Agreement or the Exhibits thereto (which are an integral part thereof) nor any statement, certificate or other document furnished or to be furnished by any of the foregoing entities to S&S or any of its representatives (i) is, or will be when so furnished, false or misleading in any material respect, (ii) contains any material misstatement of fact or (iii) omits to state any fact necessary to be stated to make the statements made in any such representation or warranty or document not false or misleading in any material respect.

     11.  Validity, Enforceability, and no Default.  To the best knowledge of
          ----------------------------------------
Big T, this Agreement is valid and enforceable and will give S&S the right to the economic benefit of operating the New Landfill with respect to the 20 Acre Parcel. This Agreement is and when executed and delivered and any amendments hereto or thereto will be, valid and binding upon Big T and enforceable in accordance with its terms.

D.   Legal Opinions to be Given to S&S by Big T.  On or before the date this
     ------------------------------------------
Agreement is executed by all parties (the "Contract Date"), Big T will deliver to S&S a legal opinion in form and substance as set forth in Exhibit G attached
                                                             ---------
hereto and incorporated by reference of Illinois counsel, Ruth Gosnell, Esquire, with respect to the matters set forth in Paragraphs 1(a)-(d), 2(a), and 3(i) of this Article II(C) and Mohan, Alewelt, et alia, Springfield, Illinois, with respect to matters set forth in Paragraphs 3(ii), 3(iii), and 11 of this Article II(C).

E.   Representations and Warranties of S&S.
     -------------------------------------

     1.   Validity, Enforceability.   S&S expressly warrants and represents that
          ------------------------
this Agreement is valid and binding upon S&S and enforceable in accordance with its terms.

     2.   Economic Viability.  S&S expressly warrants and represents that this
          ------------------
Agreement is valid and enforceable, that S&S is economically and technically able to comply with the terms of this Agreement and to develop, construct, operate and close the New Landfill, and that all representations by S&S as to its ability to do so have been true and accurate.

                III.   THE NEW LANDFILL MANAGEMENT, CONSULTING
                  ------------------------------------------
                           AND COOPERATION AGREEMENT
                           -------------------------

     1.   Management and Use of New Landfill Property.  In consideration of the
          -------------------------------------------
obligations and covenants of S&S hereunder and for other good and valuable consideration, the receipt and sufficiency of which is acknowledged by the parties, LCDC hereby grants S&S an exclusive right to manage and operate the New Landfill property described on Exhibits B and C attached hereto and made a part
                               ----------------
hereof upon the terms and conditions set forth in subparagraphs a. through h. below, and the terms and conditions of this Agreement.

          a.   Term.  The term of this Agreement shall commence on the Contract
               ----
Date of this Agreement and shall terminate on the date of termination of this Agreement in accordance with Article X.

          b.   Use.  During the term of this Agreement, S&S shall use the New
               ---
Landfill for the construction, development, operation and management of a landfill, recycling or transfer center, or any other activity reasonably related to the transportation, handling, use, or disposal of solid waste (including without limitation, recycling facility, waste-to-energy facility, transfer facility, etc.) and for no other purpose without LCDC's prior written consent, which consent shall not be unreasonably withheld or delayed. During the term of this Agreement, S&S shall have exclusive possession of the New Landfill and, as such, shall have the exclusive right, power and authority to develop, construct, manage, and operate the New Landfill as a landfill and to enter into all agreements, contracts, permits and authorizations of any kind or nature pertaining thereto, for the design, construction, management and operation of the New Landfill, including, without limitation, the application for and modification of any agreements, contracts, permits and authorizations pertaining to the construction, operation or closure of the New Landfill. Without limiting the generality of the foregoing, and subject to the provisions of Article VI, LCDC hereby acknowledges and agrees that S&S or any Affiliate of S&S shall have the right to excavate and sell soil from the New Landfill, accept solid wastes for the New Landfill at fees to be established by S&S in its sole discretion (subject to the provision of Article IV, hereof), operate waste hauling operations (except for municipal solid waste hauling in Lawrence County and contiguous counties), conduct soil borings and sampling of surface and ground water, install monitoring wells and complete any environmental studies of the surface and subsurface conditions of the New Landfill, that S&S may deem to be appropriate. All of S&S's rights under this subparagraph are hereinafter referred to as the "Permitted Uses."

          c.   Improvements.  S&S, without the consent of LCDC, may construct
               ------------
any and all buildings and other improvements on the New Landfill that S&S, in its reasonable judgment, believes are necessary or desirable in connection with the Permitted Uses.

All improvements made to the New Landfill property by S&S during the term of this Agreement shall remain the property of S&S; provided, however, that upon expiration of this Agreement, for any reason whatsoever, title to all such improvements located on the property described on Exhibits B and C attached
                                                  ----------------
hereto and made a part hereof shall vest in LCDC. S&S shall have the right to install on the New Landfill such equipment, fixtures and machinery as S&S sees fit; title thereto shall remain in S&S and S&S shall have the right to remove any such equipment, fixtures or machinery, even though such equipment, fixtures and machinery may be attached to the buildings installed on the New Landfill, provided S&S repairs any damage caused by such removal. S&S shall have thirty
(30) days following the expiration or termination of this Agreement to remove such items.

          d.   Maintenance and Repairs.  S&S shall keep all buildings and
               -----------------------
improvements in good condition and repair, ordinary wear and tear excepted.

          e.   Taxes, Assessments and Utility Charges.  S&S shall pay, prior to
               --------------------------------------
delinquency, all real estate taxes or assessments, whether special or general, and all other charges, taxes and assessments which may be levied, imposed or assessed upon or against the land described on Exhibits B and C attached hereto
                                               ----------------
and any buildings or improvements now or hereafter located on such land ("Taxes"). S&S shall have no obligation to pay any real estate taxes or assessments which are due and payable during the term of this Agreement, but were levied, imposed or assessed for periods of time not included within the term of this Agreement. (By way of illustration, S&S shall have no obligation to pay taxes which are due and payable in 1995 since such taxes are assessed for the year of 1994. S&S's first obligation to pay Taxes under this Agreement shall arise in May of 1996 when Taxes for the year of 1995 are due and payable). All Taxes assessed for the year of 1995 shall be prorated between S&S and LCDC as of the Contract Date of this Agreement and Taxes assessed for the last year of this Agreement shall be prorated between LCDC and S&S as of the termination date of this Agreement (but only if S&S has not exercised the Option pursuant to Article XI). If any Taxes can be paid in installments, S&S may pay such taxes on an installment basis. S&S shall have the right to contest the amount or validity of any Taxes by appropriate proceedings so long as such proceedings shall operate to prevent the sale of the New Landfill.

     S&S shall pay all charges for all utilities and services furnished to the New Landfill including, but not limited to, all charges for the installation of utilities, sewage connection and disposal, janitorial services, electricity, telephone, water, and gas furnished to or consumed upon the New Landfill.

          f.   No Liens.  LCDC's interest in the New Landfill shall not be
               --------
subject to liens for improvements made by S&S, and S&S shall have no power or authority to create any lien or permit any lien to attach to the premises or to the present estate, reversion or other estate of LCDC in the New Landfill. All materialmen, contractors, artisans, mechanics and laborers and other persons contracting with S&S with respect to the New Landfill or any part thereof, are hereby charged with notice that such liens are expressly prohibited and that they must look solely to S&S to secure payment for any work done or material furnished for improvements by S&S or for any other purpose during the term of this Agreement. S&S shall advise all persons furnishing designs, labor, materials or services to the New Landfill in connection with S&S's improvements thereof of the provisions of this Section. S&S shall remove or bond over any lien to the reasonable satisfaction of LCDC no later than 60 days after receiving written notice of the same from LCDC. If S&S fails to remove or bond over the lien within the foregoing 60 day period, then, in addition to any other remedy LCDC may have under this Agreement, S&S shall indemnify and hold LCDC harmless against any and all claims and losses, including lost profits, that LCDC may incur as a result of the lien in accordance with the provisions of Article VIII of this Agreement.

          g.   Insurance and Casualty.  During the term of this Agreement, S&S,
               ----------------------
at its own expense, shall procure and maintain fire, windstorm and extended coverage insurance for all buildings and other permanent improvements constructed on the New Landfill, in such amounts as S&S reasonably deems appropriate. All insurance required under this Agreement shall be written with an insurance company or companies authorized to do business in the State of Illinois and the cost of all premiums on the policy shall be paid by S&S. In the event that any buildings or other permanent improvements located on the New Landfill are damaged by a casualty or other loss during the term of this Agreement, S&S shall, to the extent of the insurance proceeds actually paid to S&S for repairs, repair the damaged buildings and improvements. S&S shall have no obligation to spend any sums on repair in excess of the insurance proceeds actually received by S&S for the repair of any buildings or permanent improvements located on the New Landfill.

          h.   Condemnation.  If the New Landfill or any part thereof shall be
               ------------
taken for public purpose by condemnation as a result of any action or proceeding in eminent domain, or shall be transferred in lieu of condemnation to any authority entitled to exercise the power of eminent domain, the interests of LCDC and S&S in the award or consideration for such transfer, and the allocation of the award and the other effects of the taking or transfer upon this Agreement, shall be as follows:

               (1)  Total Taking - Termination.  If the entire New Landfill is
                    --------------------------
taken or so transferred, this Agreement and all of the right, title and interest hereunder shall cease on the date title to such land so taken or transferred vests in the condemning authority.

               (2)  Partial Taking - Termination.  In the event of the taking or
                    ----------------------------
transfer of only a part of the New Landfill, leaving the remainder of the New Landfill in such location, or in such form, shape or reduced size as to be not effectively and practicably usable in the sole reasonable opinion of S&S for the Permitted Uses, this Agreement and all right, title and interest thereunder may be terminated by S&S giving, within sixty (60) days of the occurrence of such event, thirty (30) days' notice to Big T and LCDC of S&S's intention to terminate.

               (3)  Partial Taking - Continuation.  In the event of such taking
                    -----------------------------
or transfer of only a part of the New Landfill leaving the remainder of the New Landfill in such location and in such form, shape or size as to be used effectively and practicably in the sole reasonable opinion of S&S for the Permitted Uses, this Agreement shall terminate as to the portion of the New Landfill so taken or transferred as of the date title to such portion vests in the condemning authority, but shall continue in full force and effect as to the portion of the New Landfill not so taken or transferred.

               (4)  Allocation of Award.  Any compensation or damages awarded or
                    -------------------
payable ("Compensation") because of the taking of all or any portion of the New Landfill by eminent domain shall be awarded first to (i) all real property taxes constituting a lien on the New Landfill, then to (ii) any increase in the cost of closure, post-closure attributable to or arising out of such taking, then to
(3) the parties as their relative interests then appear, taking into account the equities of the situation at the time. The time of taking shall mean 12:01 a.m. of, whichever shall first occur, the date of title or the date physical possession of the portion of the New Landfill is taken by the taking agency or entity.

               (5)  Voluntary Conveyance.  A voluntary conveyance by LCDC or S&S
                    --------------------
to a public utility, agency or authority under threat of a taking under the power of eminent domain in lieu of formal proceedings shall be deemed a taking within the meaning of this paragraph III(1)(h).

               (6)  Closure/Post Closure.  Notwithstanding the above, nothing
                    --------------------
herein shall be deemed to affect S&S's closure and post-closure obligations with respect to those portions of the New Landfill used for in ground waste disposal, except to the extent that the condemning authority shall be required or obligated to complete same.

          i.   Memorandum of Agreement.  A memorandum of this Agreement and
               -----------------------
Option to Purchase, in the form attached hereto as Exhibit H-1, may be recorded
                                                   -----------
by either party in the public records of Lawrence County, Illinois.

     2.   Rights and Duties of S&S.  S&S agrees to perform with respect to the
          ------------------------
New Landfill the following:

          a.   Operation.  S&S will use its reasonable best efforts to develop,
               ---------
construct and operate LCDC's property and the

Assets related to the New Landfill, as a municipal and non-hazardous special solid waste landfill in material compliance with state and federal laws and regulations and with the Host County Agreement and Siting Approval, and otherwise in a proper manner. S&S shall pay all costs of development, permitting, construction, operation, closure and post-closure care of the New Landfill after the Contract Date of this Agreement, holding LCDC harmless therefrom, except as expressly set forth herein. Except as expressly set forth herein, all costs incurred prior to the Contract Date in connection with the development, permitting, construction, operation, closure and post-closure care of the New Landfill shall be borne by the party which contracted for such work.

          b.   Permitting.  S&S will use its reasonable best efforts to design
               ----------
and apply for permits as required to keep the current Siting Approval for the New Landfill, and S&S shall be responsible for all costs of developing, permitting, constructing, operating, closing and post-closure care of the New Landfill after the Contract Date of this Agreement, holding LCDC harmless therefrom, except as expressly set forth herein.

          c.   Amendment to Host County Agreement.  S&S will have the right at
               ----------------------------------
its discretion to seek amendments to the Host County Agreement, and LCDC will cooperate to help obtain such changes.

          d.   Purchase of Spillman Parcel.  Upon receipt by S&S of a final
               ---------------------------
state permit to operate the New Landfill as a landfill, S&S covenants and agrees to purchase the 15-acre parcel of real estate including improvements located thereon which is adjacent to the southern boundary of the New Landfill in accordance with the terms and conditions of the Spillman Agreement. In order to accomplish the purchase of the 15-acre parcel by S&S in accordance with the Spillman Agreement, LCDC agrees to assign all its right, title and interest in the Spillman Agreement to S&S, at the option of S&S.

     3.   Duties of LCDC .  LCDC agrees to perform for S&S any and all services
          ---------------
generally performed by LCDC in its business, including, but not limited to, the following:

          a.   Consulting.  During the first five (5) years of this Agreement
               ----------
Gary Simmons shall, on behalf of LCDC and at no extra charge or cost to S&S:

               (1) act as consultant to S&S in the development and operation of the New Landfill under the direction of S&S; and

               (2) be available to S&S for such services in Illinois and Indiana at dates and times as reasonably required by S&S, for a minimum of 15 hours per month, and a maximum (with additional reasonable compensation to be agreed to by the parties for such services over 15 hours per month) of 30 hours per month, excluding travel time; which obligation to provide services shall not accrue from month to month, such services to include, but not be limited to, the recruitment of new customers and local sales, public relations efforts, meetings and filings with the IEPA, local relations and state lobbying efforts.

          b.   Gray Parcel.  Gary Simmons shall use reasonable and diligent
               -----------
efforts to obtain for S&S an option to purchase that certain parcel of real estate adjacent to the New Landfill owned by Donald Lee Gray and Celia Jane Gray (collectively referred to herein as "Gray") that may allow rail access to the New Landfill, pursuant to the terms of a contract substantially in the form attached hereto as Exhibit I (the "Gray Option Contract"). If Donny Gray will
                   ---------
not execute the Gray Option Contract unless Gary Simmons is shown as the purchaser, Gary Simmons shall use reasonable and diligent efforts to obtain the Gray Option Contract showing Gary Simmons as the purchaser and containing no provision prohibiting the assignment of the Gray Option Contract by Gary Simmons, and no later than 10 days after Gary Simmons has obtained the Gray Option Contract executed by Gray, Gary Simmons shall assign all his right, title and interest in the Gray Option Contract to S&S.

          c.   Cooperation with Business Decisions.  LCDC agrees to abide by and
               -----------------------------------
cooperate with all reasonable decisions made in good faith by S&S relating to the Permitted Uses.

          d.   Closure of Old Landfill.  Without limiting the generality of
               -----------------------
Article II(A)(9)(a), LCDC represents and warrants that LCDC remains obligated for, and shall use its best efforts to complete closure of the Old Landfill in accordance with all applicable law and the requirements of regulatory agencies having jurisdiction over the Old Landfill to any extent necessary to avoid prejudice to the other parties hereto.

     4.   Prohibition Against Further Contract or Encumbrance.  During the term
          ---------------------------------------------------
of this Agreement, neither LCDC nor Gary Simmons are authorized to and will not enter into any contract or agreement regarding the New Landfill (including without limitation, any hauling agreement), which will make any commitment or otherwise bind or encumber S&S or the New Landfill in any way without S&S's express prior consent, which consent may be withheld in S&S's sole discretion.

     5.   Payment for Investigation Costs (Well 107).  LCDC shall pay to S&S
          ------------------------------------------
within six months following the time the New Landfill begins accepting waste as a permitted landfill the costs incurred by S&S subsequent to June 23, 1994 but prior to the date of this Agreement for testing Well 107 for the presence of TCE provided, however, that any such costs to be paid by LCDC shall be limited to $3,000; otherwise, all costs of testing, engineering, analysis, modeling, developing or otherwise gathering information and data and preparing the New Landfill for permit applications, incurred by S&S before the Contract Date shall be borne in full by S&S alone, and S&S shall hold LCDC harmless therefrom, except as set forth in Article VIII(2)(e).

     6.   Use of Name.  LCDC hereby authorizes S&S to use the trade name
          -----------
"Lawrence County Disposal Centre" in connection with the New Landfill; provided, however, S&S's use, if any, of the trade name shall at no time and in no way interfere with LCDC's activities and efforts to close the Old Landfill, nor shall such use by S&S be deemed to impose any obligation upon S&S in connection with the Old Landfill.

     7.   Exchange of Documents.  Each party agrees and covenants to submit to
          ---------------------
the other party any and all documents received by it or its agents from, and any and all documents transmitted by it or its agents to, any governmental entity with jurisdiction over the New Landfill, said governmental agencies, including, but not limited to, Lawrence County officials or agents, agents or officials of the IEPA, Department of Energy and Natural Resources, Pollution Control Board, Department of Public Health, or Office of State Fire Marshal, and the United States Environmental Protection Agency, the United States Department of Transportation, the United States Department of the Interior, or any of their subagencies, and any other similar governmental entity; moreover, said documents include, but are not limited to, documents relating to permit requests, allowances and/or denials, administrative citations and/or enforcement actions, monthly, quarterly and annual tipping fee records and reconciliation and payment forms, annual remaining capacity reports, and any other similar documents. The foregoing provision of this Article III(7) shall apply only to documents relating to the New Landfill, the Old Landfill, or operations on either. In the event that any party reasonably believes that release of information hereunder would prejudice any privileged communication with any regulatory agency that would not otherwise be subject to public disclosure, said party shall promptly provide a written summary or redacted version of such document to the other party.

     8.   Lease.  At any time after the Contract Date, subject to and in
          -----
accordance with the same terms and conditions of this Agreement, S&S shall have the option, upon prior written notice to the parties, to convert its right of access and use under this Agreement to include the lease of the New Landfill, upon the amendment of the Host County Agreement to the satisfaction of S&S, or the waiver of S&S of such amendment, in S&S's sole discretion. Upon such written notice, LCDC shall thereafter demise, lease and let to S&S and S&S shall hire and take from LCDC, the New Landfill and any and all improvements thereon. Upon commencement of the lease hereunder, the parties agree to execute a memorandum of lease in recordable form, confirming S&S's leasehold interest hereunder as set forth on Exhibit H-2.

                IV.  WASTE DISPOSAL AND GUARANTEED TIPPING FEES
                -----------------------------------------------

     1.   Obligation to Operate Waste Collection Business and to Dispose of
          -----------------------------------------------------------------
          Waste Exclusively at New Landfill.
          ---------------------------------

          a. During the first twenty (20) years of this Agreement, LCDC and Big T and any Affiliate of either shall dispose of all solid waste received and hauled in the regular course of business, from operation of any waste collection business in the States of Illinois and Indiana, through transfer station(s) or otherwise (hereinafter "Contract Waste"), exclusively at the New Landfill, to the extent the New Landfill is permitted to accept such waste, and has the ability to accept such waste when delivered, except for the M&M Scavenger Agreement described on Exhibit E. Notwithstanding this paragraph or any other
                       ---------
provision of this Agreement, however, the obligation to deposit Contract Waste at the New Landfill as set forth herein shall apply only to the extent that the tipping fee charged by S&S for any particular waste stream is "competitive" (as hereinafter defined) with tipping fees being charged by other nearby landfills to which waste could conveniently be diverted (the "Competing Landfill"), except that in no circumstance, even if the rates charged by the New Landfill are not competitive, shall LCDC or Big T, nor any Affiliate of either, ever transfer waste to or use for waste disposal (i) any landfill or transfer station located in Knox County, Indiana, and contiguous counties, Lawrence County, Illinois, and contiguous counties, Effingham or Wayne County, Illinois (except such a transfer station owned or operated by Big T), or (ii) any landfill or transfer station owned or operated by Mid-America (also known as Mid-America Waste Services, Inc.) or its Affiliates or successors or assigns.

          b. If LCDC or Big T or any Affiliate hauling operation of either, is sold to any party other than S&S, it shall be a condition of the contract for purchase that the buyer and any successor or assigns of the buyer use the New Landfill as its exclusive disposal facility at S&S's going rates provided those rates are "competitive" as defined below.

          c. During the five (5) years period following the commencement of waste disposal at the New Landfill Big T and LCDC respectively shall each use their respective best efforts to bring to the New Landfill, a volume of solid waste commensurate with the volume hauled by either prior to the Contract Date, it being acknowledged by the parties that Big T and LCDC's obligation hereunder is given as material consideration with respect to the S&S's agreement to pay Big T the minimum royalty payment described herein.

     2.   S&S's Agreement to Accept Big T's and LCDC's Waste.
          --------------------------------------------------
Throughout the term of this Agreement, S&S shall permit Big T and LCDC to dispose at the New Landfill all Contract Waste collected by either in the normal course of its refuse collection services.

     3.   Tipping Fees.
          ------------

          a.  Competitive Tipping Fees.  For the purposes of this Article,
              ------------------------
S&S's tipping fee shall be deemed "competitive" if the S&S tipping fee after set-off of royalty payments and discounts is not more than the net tipping fee offered by the Competing Landfill (the "Competing Offer"), plus the difference in the distance, computed at $1.50/mile, between the distance from Big T's headquarters in Vincennes, Indiana to the Competing Landfill, as compared against the distance between Big T's headquarters in Vincennes, Indiana to the New Landfill. All such Competing Offers shall be in writing, shall affirmatively acknowledge S&S's rights under this paragraph, and shall be expressed in terms of a price per ton and not on a yardage basis, accompanied by a sworn statement from the principal of LCDC or Big T, as applicable, that there is no consideration, whether monetary or non-monetary, being paid for the rights under the Offer, except as expressly stated therein. Notwithstanding the above, during the twenty (20) years following the Contract Date, S&S reserves the right to match at any time any rate Offered to LCDC or Big T, or to lower at any time S&S's tipping fees to make such tipping fee competitive hereunder, whereupon LCDC or Big T shall, within seven (7) days after written notice of adjustment of rates to a competitive rate, redirect the relevant solid waste stream to the New Landfill. Big T and LCDC covenant and agree not to sign any disposal agreement with any other landfill which would prevent S&S from exercising its right to adjust tipping fees as described above and to require disposal of such waste stream at the New Landfill within the seven (7) day period specified above.

          b.   Lowest Current Tipping Rates.  For the purposes of this Article,
               ----------------------------
"lowest current tipping rates" shall mean the tipping rate offered by S&S for the New Landfill for municipal solid waste for comparable flow rate, time period and geographic area, including in-kind discounts. Without limiting the generality of the foregoing, the "lowest current tipping rates" shall not include one time special volume pricing on contracts that will provide a minimum of 500 tons in any month.

          c.   Guaranteed Tipping Fees.
               -----------------------

               (1) For all municipal solid waste picked up by Big T from accounts in Crawford and Terre Haute Counties, Indiana, S&S will charge Big T a tipping fee not to exceed ten percent (10%) less than the "lowest current tipping rates" as defined below, for municipal solid waste streams then being charged by the New Landfill for those counties designated above, provided that in no case will the discount apply to reduce the tipping fee for municipal solid waste from those counties to be less than $28.25 per ton.

               (2) For all municipal solid waste received and hauled by Big T to the New Landfill from accounts in areas other than as specified above, S&S shall charge a tipping fee not to exceed the "lowest current tipping rates" as defined above.

          d.   Royalty.  S&S shall pay a royalty to Big T (the "royalty")
               -------
throughout the term of this Agreement, based on the tipping fee for all waste disposed of by any hauler or carrier (including without limitation, LCDC or Big
T), in the New Landfill (excluding only those volumes subject to the ten percent (10%) discount set forth in paragraph B.1. above). Royalties shall be calculated according to the schedule below:

          Tipping Fees/Ton of
          Waste Disposed                Big T's Royalty/Ton
          --------------                -------------------
          $ 0.00 to $25.00                   $0.00
          $25.01 to $30.00                   $ .50
          $30.01 to $35.00                   $ .75
          $35.01 to $40.00                   $1.00
          $40.01 and up                      $1.50

Notwithstanding the above, but subject to the provisions of Article IV(3)(f), below, the minimum royalty to be paid to Big T shall be $2,500 per month, commencing on the date that waste disposal activities commence at the New Landfill.

          e.   Calculation of Set-offs.  During the term of this Agreement, the
               -----------------------
royalty payment owed by S&S to Big T shall be set off against tipping fees to be paid by Big T to S&S. The amount to be set-off shall be calculated by S&S and transmitted to Big T on or before the last business day of the month following receipt by S&S of payment for those particular waste deposits or for waste deposited by Big T pursuant to this Article, on or before the last business day of the month following the month in which Big T deposited the waste. If the amount of the royalty owed to Big T by S&S exceeds the tipping fees payable to S&S by Big T for a given month, then S&S shall pay Big T the excess amount on or before the last business day of each month following the calculation. If the amount of the tipping fee owed to S&S by Big T exceeds the royalty payable to Big T by S&S for a given month, then Big T shall pay S&S the excess amount on or before the last business day of each month following the calculation.

          f.   Royalties During Period of Non-Operation.  In the event that
               ----------------------------------------
disposal of waste at the New Landfill is halted for any reason prior to the date all remaining capacity of the New Landfill is filled, then for the period of time that disposal of waste at the New Landfill is halted, the minimum royalty amount shall not continue to accrue.

          g.   Collection of Royalties/Tipping Fees after Application of
               ---------------------------------------------------------
Set-off.  Any balance due to either party outstanding for more than 45 days
- -------
following transmission of the set-off calculation by S&S as set forth above shall bear interest at the rate equal to 1 1/2 percent per month or the maximum rate allowable by law, whichever is greater. In addition to any other remedy that either party may have under this Agreement, in the event either party is required to institute a collection action against the other on an unpaid balance following set-off computation, all costs of collection, including reasonable attorney's fees and costs, whether incurred in court, out of court, in bankruptcy or administrative proceedings or on appeal, shall also be recoverable.

     4.   Termination of Rights under Article IV.
          --------------------------------------

          a.   Termination of Right to Bring Waste To Landfill.  In addition to
               -----------------------------------------------
any other remedy it has under the terms of this Agreement, S&S, in its sole discretion, may terminate the right of LCDC, Big T, or any Affiliate of either, to bring waste to the New Landfill under the following conditions:

               (1) If such party fails to comply with Article IV(5) within the time limits specified herein or otherwise defaults on its obligations hereunder and fails to cure such noncompliance or default within 7 days after notice from S&S; or

               (2) If the non-compliance pursuant to Article IV(4)(a)(1), above, constitutes a subsequent or continuing substantive non-compliance within 12 months of a written notice of non-compliance by S&S to such party and S&S's intent to terminate the party's right to bring waste to the New Landfill as a result of same.

          b.   Big T's and LCDC's Right to Suspend Use of the New Landfill.  In
               -----------------------------------------------------------
addition to any other remedy hereunder, in the event of a default by S&S under
Article IV, Big T or LCDC, or any affiliate of either, may suspend until such breach is cured, any obligation to use the New Landfill.

     5.   Nature of Waste. Big T and LCDC agree that the Contract Waste will not
          ---------------
contain radioactivity in excess of permitted state, federal or other regulatory limitations, will not contain any PCBs or other hazardous or toxic waste, or any waste other than that will conform to all requirements of any regulatory agency having jurisdiction over the New Landfill and any generally applicable limitations imposed by S&S on waste deposited at the Landfill of which Big T and LCDC have been provided with prior written notice. S&S shall be entitled to conduct testing of the Contract Waste from time to time at its own expense to verify the nature and character of the waste.

     6.   Inspection of Documents/Waste.  In addition to rights granted under
          -----------------------------
Article IV(5) and (9), each party shall have the right to (i) inspect and obtain copies of all written licenses, permits or approvals, issued by any governmental entity or agency to any other party that are applicable to performance under this Article, (ii) inspect and test the Contract Waste and related transportation vehicles, vessels or containers and (iii) inspect any handling, loading, transportation, storage, treatment or other operation conducted by any party in performance of this Agreement.

     7.   Excuse of Performance.  The performance of obligations under this
          ---------------------
Article IV may be suspended by either party if the delivery, transportation, storage, treatment or disposal of the Contract Waste is prevented by or as the result of a Force Majeure, as defined in Article XII(4); provided, however, except as expressly provided in Article X(3), a Force Majeure shall not suspend the obligation of: (1) any party to pay for services already rendered; or (2) S&S's duty to compute, calculate and apply set-offs to Big T and/or to pay the set-off amounts as compensation to Big T, pursuant to the provisions hereof for waste collected prior to the force majeure.

     8.   Operating Restrictions.  Big T and LCDC shall abide by S&S's
          ----------------------
reasonable operating procedures, safety procedures and operations schedule as amended by S&S from time to time. Both parties shall conduct their performance hereunder in material compliance with all applicable laws, regulations and permits.

     9.   Compliance.  S&S shall have the right to reject any load of Contract
          ----------
Waste that it reasonably and in good faith believes does not comply with the terms of Article IV(5).

     10.   Right of First Refusal to Big T in the Event S&S Intends to
           -----------------------------------------------------------
Subcontract Hauling of Lead and Asbestos.  Article VII sets forth certain
- ----------------------------------------
agreements not to compete with S&S by LCDC and Big T as set forth therein. During the term of this Agreement, in the event that S&S elects to subcontract to any third party the right to transport or haul lead contaminated materials or asbestos containing waste to the New Landfill, which right is reserved to S&S pursuant to Article VII(1)(e) of this Agreement, Big T shall have a first right of refusal to perform such work. In that event, S&S shall so notify Big T and shall furnish with such notice a copy of the contract or offer that S&S desires to accept or effect. Big T shall have a period of fifteen (15) days from and after its receipt of such notice within which to elect in writing to contract with S&S to perform such hauling upon the same terms as described in such offer. If Big T does not elect to so subcontract for such work with S&S, then S&S shall be free to contract for such waste hauling to the person designated in the notice upon the terms rejected by Big T at any time within sixty (60) days after S&S's receipt of the election of rejection (or after the expiration of the 15 day period if no election of rejection or acceptance is received) but all of Big T's rights under this paragraph including the rights described in this paragraph relating to a right of first refusal on further hauling subcontracts as described above shall continue.

                                V.  COOPERATION
                                ---------------

     1.   Mutual Cooperation.  Big T, LCDC and S&S agree to cooperate fully with
          ------------------
each other with respect to the New Landfill,
to help assure that the activities contemplated herein can be fulfilled with respect to the New Landfill. With respect to LCDC and S&S, such obligation shall include, without limitation, the execution of all applications, permits, or further documents required of LCDC in connection with the operation of the New Landfill or reasonably required of LCDC, and S&S to effectuate the intention of the parties hereunder. On the Contract Date, LCDC shall deliver to S&S an original executed power of attorney in accordance with Exhibit K authorizing S&S
                                                       ---------
to act on its behalf with respect to such matters. Notwithstanding the foregoing, for each such document requiring the signature of LCDC, S&S shall provide LCDC with a written request for execution of such document. If such party unreasonably withholds its execution of such document within three (3) business days of such written request, then S&S may use the executed power of attorney to execute such document on behalf of the appropriate party; provided, however, it shall be an event of default hereunder if a party unreasonably fails to execute such document within the time specified. In addition to the foregoing, LCDC agrees to transfer the Siting Approval to S&S as soon as such Siting Approval may be transferred without impairing or jeopardizing same.

     2.   Provision of Labor and Equipment in Connection with Cover Installation
          ----------------------------------------------------------------------
on Old Landfill.  Big T agrees to provide manpower and equipment, as required
- ---------------
by LCDC to smooth and grade the cover material to be placed at the Old Landfill pursuant to Article VI of this Agreement. Big T agrees to use its reasonable best efforts to conduct such work in accordance with any schedule for same required by regulatory agencies having jurisdiction over the Old Landfill, or in accordance with a schedule reasonably acceptable to the parties hereunder in order to accommodate S&S's schedule for excavation of the New Landfill and S&S's obligations under Article VI, below, whichever shall first occur. LCDC agrees to use its reasonable best efforts to establish a schedule for performance of the work satisfactory to Big T, and shall cooperate with Big T in negotiating such schedule with any regulatory agency. In performing said duties, it is expressly agreed between the parties that Big T will act as an independent contractor, and not as an agent or employee of LCDC, and that Big T hereby assumes no liability or responsibility for the closure or post-closure care of the Old Landfill, beyond the mere obligation to provide equipment and manpower to perform physical labor as set forth in this paragraph.

     3.   Reimbursement of LCDC.  Big T agrees to reimburse LCDC, at such time
          ---------------------
that Big T begins to receive royalties pursuant to Article IV, for the amounts LCDC is required to pay to S&S pursuant to Article V(3).

     4.   Removal of Unpermitted Encumbrances.  Big T agrees to assist LCDC,
          -----------------------------------
including the payment of money, in removing any Unpermitted Encumbrance from the New Landfill as described in Article II(6).

                          VI.  COVER MATERIAL HAULING
                          ---------------------------

     1.   Term.  The obligations of the parties pursuant to this Article VI
          ----
shall commence no later than six (6) months following issuance of the IEPA permit to construct the New Landfill, and shall terminate upon conclusion of all cover material hauling activities identified herein, which shall be completed no later than twelve (12) months following issuance of the IEPA permit to construct the New Landfill, except as otherwise agreed in writing by the parties hereto.

     2.   Scope of S&S Services.  S&S agrees to provide equipment and labor
          ---------------------
necessary to excavate and haul soil from the New Landfill property to the Old Landfill property. It is expressly understood that S&S will not be required to spread the soil after the soil is deposited at the Old Landfill property. S&S will deposit the soil on the Old Landfill property where specified by LCDC. The obligations of S&S set forth herein shall extend only to excavating, hauling and delivering the cover material to the Old Landfill. It is expressly understood between the parties hereto that S&S is hereunder incurring no obligation or commitment to perform any other services with respect to the Old Landfill or cover material to be used at the Old Landfill, including but not limited to compaction and suitability testing of cover materials, cover material depth calculation and certification, contour modeling or certification, permit applications, discussions or negotiations, or final seeding and maintenance of the installed cover. It is expressly understood by and between the parties that in acting pursuant to this Agreement, S&S is acting as an independent contractor.

     3.   Amount of Cover Material to be Hauled.  LCDC has estimated that
          -------------------------------------
approximately 186,700 cubic yards of cover material will need to be excavated and hauled from the New Landfill property to the Old Landfill property.
However, the parties expressly understand that this is not a representation, but merely an estimate, and that actual soil volumes may exceed or be less than that estimate. Notwithstanding the above, if more than 205,370 cubic yards of cover material is necessary, LCDC agrees to pay S&S $2.00 per each cubic yard S&S hauls in excess of 205,370; provided in no event shall S&S be obligated to provide LCDC with more than 225,000 cubic yards of cover material. Alternatively, LCDC, at its discretion, may use a different party (a "Substitute Hauler") to complete the excavation and hauling of soils from the New Landfill property and deposit same onto the Old Landfill property subject to reasonable operational and insurance requirements which may be imposed by S&S on the Substitute Hauler, in which instance S&S's performance hereunder will be deemed completed. In the event that LCDC shall use a Substitute Hauler to complete the excavation and hauling of soils from the New Landfill property to the Old Landfill, LCDC shall have no obligation to pay S&S $2.00 per each cubic yard for such soil or hauling.

     4.   Cooperation/Excuse of Performance.  The parties mutually covenant and
          ---------------------------------
agree to cooperate fully with each other and with the IEPA to assure that none of the activities set forth herein will in any way affect the efforts of S&S to obtain permits, or to develop, construct or operate the proposed municipal solid waste landfill at the New Landfill property. In the event and to the extent that the activities agreed upon in this Article VI will materially affect S&S's ability to obtain or maintain construction, development or operating permits for the New Landfill property or the time within which such permitting can be obtained, S&S is pro tanto excused from performance hereunder until such time that the performance hereunder will no longer materially affect such ability, after which time performance hereunder shall be completed as soon as practical.

     5.   Definition of "Cover Material."   As used herein, "cover material"
          -----------------------------
means that amount of soil, including a mixture of soil and clay, to be excavated from the New Landfill in the normal order of excavation and landfill construction and hauled to and deposited on the Old Landfill by S&S, that will result in a cover for the Old Landfill six feet thick. S&S makes no representation or warranty to LCDC as to whether or not the cover material removed from the New Landfill will fulfill regulatory requirements for a cap of soil, clay and other materials over closed landfills, and S&S shall be under no obligation to select or limit the soil removed and hauled to the Old Landfill to any particular quality, nature or composition. LCDC shall have sole responsibility for designing, permitting and constructing the cap for the Old Landfill.


                    VII.  NON-COMPETITION/NON-SOLICITATION
                    --------------------------------------

     1.   Non-competition/non-solicitation.  Until the fifth (5th) anniversary
          --------------------------------
of the date that waste is first disposed of at the New Landfill, neither Big T, LCDC, nor any Affiliate of either, as an individual for his, her or its own account, as a partner, joint venturer, employee, agent, or salesman for any person, or as an officer, director or stockholder (other than a beneficial holder of not more than 2% of the outstanding voting stock) of a corporation, or otherwise, directly or indirectly, knowingly take any of the following actions, in each case within the states of Illinois, Indiana, Pennsylvania, Georgia, Ohio, West Virginia, Kentucky or South Carolina:

          a. enter into or engage in the business of ownership or operation of a landfill or other lead contaminated materials or asbestos or solid waste disposal facility or a business of transportation of lead contaminated materials or asbestos containing waste, without the prior written consent of S&S, which consent may be withheld in S&S's sole discretion;

          b. solicit or attempt to solicit any of S&S's or its Affiliates' customers with the intent or purpose to perform for such customer asbestos or solid waste landfill disposal services previously or then provided to such customers by S&S or its Affiliates;

          c. employ or solicit, or attempt to employ or solicit, for themselves or any third party, any of S&S's or its Affiliates' landfill employees;

          d. induce or attempt to induce any supplier, employee, consultant or agent of S&S or its Affiliates to discontinue landfill-related services to S&S or its Affiliates; or

          e. take any other action intended, directly or indirectly, to impair the goodwill or business reputation of S&S or its Affiliates in so far as it relates to asbestos or solid waste landfill disposal services or the business of transportation or hauling of lead contaminated materials or asbestos containing waste, or to be otherwise detrimental to the interests of S&S or its Affiliates related to lead contaminated materials, asbestos or solid waste landfill disposal transportation or hauling, including any action intended, directly or indirectly, to benefit an asbestos, lead contaminated materials or solid waste landfill disposal competitor of S&S or its Affiliates, such as assisting any person to develop or obtain a permit for a landfill within the geographic area covered by this Article.

          f. For the purposes of this Article, "solid waste" shall include, without limitation, any solid waste as that term is defined under federal, state or local law, including, without limitation, municipal solid waste, asbestos, special or industrial waste, tires, medical waste, contaminated soil, and the like.

          g. During any period during which operation of the New Landfill is terminated or suspended for less than one (1) year, this non-competition agreement shall remain in full force and effect. In the event that operation of the New Landfill is suspended or terminated for a period of more than one (1) year, then after the expiration of each such one (1) year period, the term of this non-competition agreement shall be tolled until operation of the New Landfill recommences.

     2.   Non-competition by S&S.  During the term of this Agreement, neither
          ----------------------
S&S nor any Affiliate, as an individual for his, her or its own account, as a partner, joint venturer, employee, agent, or salesman for any person, or as an officer, director or stockholder (other than a beneficial holder of not more than 2% of the outstanding voting stock) of a corporation, or otherwise, directly or indirectly, knowingly take any of the following actions, in each case within Lawrence County, Illinois and contiguous counties in Indiana and Illinois, enter into or engage in the business of ownership or operation of a business of transportation of municipal solid waste, without the prior written consent of Big T, which consent may be withheld in Big T's sole discretion.

     3.   Enforcement.  In the event of the breach by any party or any Affiliate
          -----------
of either, of any of the terms and conditions of this Article VII, the non-breaching party shall be entitled, if it so elects, and in addition to any other remedies it may have under this Agreement, to institute and prosecute proceedings in any court of competent jurisdiction, either at law or in equity, to (i) obtain damages for any such breach, (ii) enforce the specific performance hereof, or (iii) enjoin the breaching entity from performing acts prohibited above during the period herein covered, provided that nothing in this Agreement shall be construed to prevent such other remedy in the courts or otherwise as the non-breaching party may elect to invoke.


                            VIII.  INDEMNIFICATION
                            ----------------------

     1.   Indemnification of LCDC by S&S.  Unless caused in whole or in part by
          ------------------------------
LCDC, its Affiliates, or its agents or employees, or the Old Landfill, S&S shall defend, indemnify and hold LCDC and its Affiliates and the directors, officers and employees of each harmless from and against all demands, claims, actions or causes of action, losses, liabilities, damages, assessments, deficiencies, costs and expenses, including, without limitation, interest, fines, penalties (including civil or criminal monetary penalties), Response Costs and reasonable attorney's fees, fees of expert witnesses and expenses asserted against, imposed upon or paid, incurred or suffered by reason of, or arising out of, any of the following:

          a. any negligent act or omission by S&S in the use made of all or part of the New Landfill property during the term of this Agreement;

          b. S&S's failure to comply with any of its obligations under this Agreement, including, but not limited to, its obligations to comply with Environmental Laws, with the Host County Agreement, and with the Site Approval; or

          c. a breach of the Host County Agreement as may be entered into between S&S and Lawrence County relating to the New Landfill as amended from time to time, and the Siting Approval for the New Landfill.

     2.   Indemnification of S&S by LCDC.  Unless caused in whole or in part by
          ------------------------------
S&S or its Affiliates or its agents or employees, or the New Landfill, LCDC shall defend, indemnify and hold S&S and its Affiliates, and the directors, officers, and employees of each harmless from and against all demands, claims, actions or causes of action, losses, liabilities, damages, assessments, deficiencies, costs and expenses, including, without limitation, interest, fines, penalties (including civil or criminal monetary penalties), Response Costs and reasonable attorney's fees, fees of expert witnesses and expenses asserted against, imposed upon or paid, incurred or suffered by reason of, or arising out of, any of the following:

          a. any use made of all or part of the Old Landfill property during or prior to the term of this Agreement, including, without limitation any accident, injury or damage, act or thing done or omitted, upon or about the Old Landfill premises during or prior to the term of this Agreement, including, without limitation, costs of closure, post-closure care or corrective action, investigation, assessment or Response Costs of the Old Landfill of any kind or nature whatsoever, it being the intention of the parties that S&S shall have no liability to LCDC, Big T or any regulatory agency or private party whatsoever for conditions existing at the Old Landfill;

          b. a breach by LCDC or Gary Simmons of any representation, warranty, covenant or provision of this Agreement, including, but not limited to, its obligations to comply with Environmental Laws, with the Host County Agreement, and with the Site Approval;

          c. a breach of the Host County Agreement between LCDC and Lawrence County relating to the Old Landfill, and any other regulatory approvals pertaining to the Old Landfill;

          d. any property or personal injuries or damages resulting from or relating to the performance by any Substitute Hauler (as defined in Article VI(3), below) of its obligations set forth in Article VI; or

          e. 100% of any costs incurred by S&S at any time after the Contract Date for conducting any testing, evaluation, treatment, removal or remediation required to be performed by S&S by any federal, state or local agency with respect to contamination detected in Well 107, including, without limitation, additional costs incurred in connection with perfecting the Application (collectively referred to as the "107 Costs") if such contamination arises from the Old Landfill or the New Landfill pre-Contract Date; and 50% of such 107 Costs if such contamination arises from some source other than the Old Landfill or the New Landfill pre-Contract Date.

     3.   Indemnification of Big T by S&S.  Unless caused in whole or in part by
          -------------------------------
Big T or its Affiliates or its agents or employees, S&S shall defend, indemnify and hold Big T and its Affiliates and the directors, officers and employees of each, harmless from and against all demands, claims, actions or causes of action, losses, liabilities, damages, assessments, deficiencies, costs and expenses, including, without limitation, interest, fines, penalties (including civil or criminal monetary penalties), Response Costs and reasonable attorney's fees, fees of expert witnesses and expenses asserted against, imposed upon or paid, incurred or suffered by reason of, or arising out of, any of the following:

          a. the negligence of S&S in connection with or incident to this Agreement;

          b. a breach by S&S of any representation, warranty, covenant or provision of this Agreement made to Big T, including, but not limited to, its obligations to comply with Environmental Laws, with the Host County Agreement, and with the Site Approval;

          c. the negligent treatment, handling or disposal of the Contract Waste by S&S; or

          d. Any contamination of, injury or damage to, or adverse effects on the environment or natural resources, or any violation or alleged violation of any Environmental Law, or arising out of S&S's negligent disposal of the Contract Waste; provided the Contract Waste conforms to the requirements set forth in Article IV(5), above.

     4.   Indemnification of S&S by Big T.  Unless caused in whole or in part by
          -------------------------------
S&S or its Affiliates or its agents or employees, Big T shall defend, indemnify and hold S&S and its Affiliates, and the directors, officers, and employees of each, harmless from and against all demands, claims, actions or causes of action, losses, liabilities, damages, assessments, deficiencies, costs and expenses, including, without limitation, interest, fines, penalties (including civil or criminal monetary penalties), Response Costs and reasonable attorney's fees, fees of expert witnesses and expenses asserted against, imposed upon or paid, incurred or suffered by reason of, or arising out of, any of the following:

          a. the negligence of Big T in connection with or incident to this Agreement;

          b. a breach by Big T of any representation, warranty, covenant or other provision of this Agreement, including, without limitation, Article IV(5);

          c. any contamination of, injury or damage to, or adverse affects on the environmental or natural resources, or any violation or alleged violation of Environmental Laws, directly or indirectly caused by, or arising out of Big T's negligent handling, transportation, storage, treatment or otherwise dealing with the Contract Waste; or

          d. any use made of all or part of the 20 Acre Parcel prior to the term of this Agreement, including, without limitation, any accident, injury or damage, act or thing done or omitted, upon or about the 20 Acre Parcel during or prior to the term of this Agreement.

     5.   Definitions of "Response Costs"/"Environmental Laws".
          ----------------------------------------------------

          a. For the purposes of this Article, "Response Costs" shall be defined to include the costs of response, removal, remediation, containment and cleanup costs which may be incurred by reason of the indemnitor's or any Affiliate's alleged violation of, failure to comply with, or liability arising under or in connection with any Environmental Law, as hereinafter defined.

          b. For the purposes of this Article, "Environmental Laws" shall be defined to include any federal, state or local statute, ordinance, order, permit, regulation, rule or common law cause of action, in existence upon the Contract Date or at any time thereafter, relating in any way to the development, construction, operation, closure or post-closure care of solid waste landfills, the pollution or contamination by any means of land, air, water or groundwater, or the remediation of same, including, without limitation, CERCLA 42 U.S.C. (S) 9601 et seq. or RCRA, 42 U.S.C. (S) 6901 et seq., the safety of or provision of
     -- ---                              -- ---
notices of any sort to workers, employees and/or citizens, the collection, accounting and transference of taxes or fees to any governmental body.

     6.   Survival of Indemnification and Hold Harmless  Agreement.  The
          --------------------------------------------------------
obligations of the parties under this Article VIII shall survive the termination of this Agreement.


                                  IX. DEFAULT
                                  -----------

     1.   Event of Default.  The occurrence of any of the following shall
          ----------------
constitute an event of default hereunder:

          a. The failure to make any payment required hereunder when due, if such payment is not made within 7 days of written notice by the demanding party of such failure to make payment;

          b. The failure to perform or observe any other material term, covenant, or condition to be performed or observed hereunder, if such failure is not cured or corrected within 7 days of written notice of such failure; provided, however, that if the failure cannot reasonably be cured or corrected within the 7 day period, then such failure shall not constitute a default hereunder if the party commences the cure or correction thereof within the 7 day period and diligently prosecutes the same to completion;

          c. If any party hereto shall: (1) file a voluntary petition in bankruptcy or a petition seeking any reorganization, arrangement or similar relief under any state or federal statute relating to bankruptcy or insolvency;
(2) seek or consent to the appointment of a receiver or trustee for itself or for all or any part of its property; or (3) make a general assignment for the benefit of creditors;

          d. If a court of competent jurisdiction shall enter an order, judgment or decree appointing, with or without the consent of a party, a receiver or trustee for the party for all or any part of the property of that party or approving a petition filed against the party seeking relief under the bankruptcy or other similar laws of the United States or any state or other competent jurisdiction, and such order, judgment or decree shall remain in force undischarged or unstayed for a period of sixty (60) days;

          e. If any material representation or warranty hereunder is false in any material way; or

          f. If a party shall dissolve or liquidate without the prior written consent of the other parties to this Agreement, which consent may be withheld in a party's sole discretion.

     2.   Remedies on Default.  In the event of a default under this Agreement,
          -------------------
any non-breaching party at its sole discretion upon prior written notice to the breaching party or parties may, at its option, exercise any, some, or all of the following remedies, concurrently or consecutively, subject to the limitations set forth below:

          a.   Prior to the Construction Start Date.  Prior to the earlier of
               ------------------------------------
the date on which construction commences on the New Landfill or the date on which any closure or post-closure financial assurance posted by S&S on the New Landfill becomes irrevocable (the "Construction Start Date"), the remedies of the parties shall be as follows:

               (1)  Termination.  Any party may terminate this Agreement. The
                    -----------
parties agree that it is difficult or impossible to accurately determine the amount of damages that would, or might, be incurred by either party in the event of a termination for default as described in this subsection IX(2)(a)(1). Accordingly, the parties have agreed that the stipulated damages in such event shall be as follows: (A) for default by LCDC or Big T hereunder resulting in termination, the stipulated damages due to S&S shall be $400,000 from the defaulting party; and (B) for default by S&S hereunder resulting in termination, the total stipulated damages due to LCDC and Big T shall be $250,000 which shall be paid jointly to Big T and LCDC by S&S.

               (2)  Specific Performance.  Any party may demand strict
                    --------------------
compliance with the terms hereof, and further may seek any appropriate relief, judicial, administrative or otherwise whether in law or in equity, to enforce the terms of this Agreement, excluding monetary damages. The terms of this Agreement shall be specifically enforceable.

          b.   After the Construction Start Date.  After the Construction
               ---------------------------------
Start Date, the remedies of the parties shall be as follows:

               (1)  Termination.  S&S may terminate this Agreement.
                    -----------

               (2)  Specific Performance/Damages.  Any party may demand strict
                    ----------------------------
compliance with the terms hereof, and further may seek any appropriate relief, judicial, administrative or otherwise whether in law or in equity, to enforce the terms of this Agreement, including, without limitation, a suit for damages. The terms of this Agreement shall be specifically enforceable.

               (3)  No Right to Terminate.  Notwithstanding anything herein to
                    ---------------------
the contrary: (i) LCDC shall not have the right to terminate S&S's right to operate the New Landfill after the Construction Start Date; and (ii) except as expressly provided in Article IV, S&S shall not have the right to terminate Big T's right to bring waste to the New Landfill after the Construction Start Date.

          c.  Set-off.  In addition to any other remedy hereunder: (i) in the
              -------
event of a default by LCDC or Big T or any Affiliate of either, including, without limitation, a failure of a party to indemnify or hold any other party harmless under Article VIII or LCDC's failure to close the Old Landfill in accordance with this Agreement and applicable law, in the case of S&S, S&S may set-off against any royalties to be paid to Big T pursuant to Article IV, any sums incurred by S&S and otherwise due from LCDC or Big T or any Affiliate or either under the terms of this Agreement, including, without limitation, pursuant to Article VIII, and may terminate, until such breach is cured, any discount on tipping fees provided to Big T or LCDC under Article IV; and (ii) in the case of a default by S&S, Big T or LCDC may set-off against any tipping fees to be paid to S&S pursuant to Article IV any sums incurred by Big T or LCDC and otherwise due to S&S.

     3.   Remedies not Exclusive.  No remedy for breach shall be deemed
          ----------------------
exclusive, and pursuit of any form or forms of relief shall not be deemed a waiver of any other relief.

     4.   Good Faith.  In the event that a dispute shall arise between the
          ----------
parties concerning an interpretation of the terms and conditions of this Agreement or its application to the business of the New Landfill or the respective rights and obligations of the parties hereunder, the parties covenant that they will exercise diligence and good faith in attempting to resolve such dispute. The parties covenant and agree to act in good faith and fair dealing in negotiating, executing and performing under this Agreement.

     5.   Attorneys' Fees.  In the event either party at any time brings any
          ---------------
action to enforce the terms of this Agreement, the prevailing party in such action shall be entitled to recover its costs of suit, including reasonable attorneys' fees and expert consultant and/or witness fees, whether in court, out of court, in bankruptcy, administrative proceedings or on appeal.

                             X.  TERM OF AGREEMENT
                             ---------------------

     1.   Term.  The term of this Agreement shall commence on the Contract Date
          ----
and shall terminate on the seventy-fifth (75th) annual anniversary of the Contract Date, unless terminated in accordance with the provisions of this
Article X(2). Upon termination of this Agreement, the parties shall execute the Termination of Agreement set forth on Exhibit M-1 for recordation in the public
                                      -----------
records of Lawrence County, Illinois.

     2.   Termination.
          -----------

          a.   General Right to Terminate This Agreement.   Any party may
               -----------------------------------------
terminate this Agreement upon default as set forth in Article IX(2)(a), above.

          b.   S&S's right to Terminate This Agreement or to Suspend Obligations
               -----------------------------------------------------------------
Hereunder.  Under the following circumstances, S&S may suspend performance
- ---------
under the terms of this Agreement from time to time for successive periods not to exceed one year each, or may terminate this Agreement (provided, however, once waste has been disposed of at the New Landfill, S&S shall complete closure and post-closure of the New Landfill) or arrange alternate means for completing same reasonably satisfactory to LCDC, and thereafter none of the parties hereto shall have any further rights or obligations under this Agreement, except as expressly set forth herein:

               (1)  Closure.  When S&S, in its reasonable judgment, believes
                    -------
that the New Landfill property no longer has the capacity to accept waste and S&S has completed all closure and post-closure obligations regarding the closure of the New Landfill; or

               (2)  Revocation of Permits and Licenses.  If the New Landfill
                    ----------------------------------
ceases operation for any reason, if S&S's permits are revoked or expire or S&S is prohibited from accepting the Contract Waste for any other reason; or

               (3)  Restriction of Rates.  If the rates that S&S may charge
                    --------------------
for waste disposal become regulated or restricted by any governmental regulation or authority; or

               (4)  Bankruptcy/Insolvency.  If Big T or LCDC shall be in
                    ---------------------
default under Article IX(c)-(d); or

               (5)  Economic Viability.  If S&S determines that the facility
                    ------------------
is not economically viable in S&S's sole reasonable discretion; or

               (6)  Denial of Permits.  In the event that prior to placement
                    -----------------
of waste in the New Landfill pursuant to the terms of this Agreement, S&S in its sole reasonable discretion concludes that the Application (including, without limitation, any appeal from denial thereon) or any other permit, license, authorization or the like required for the operation of the New Landfill may be denied or will not be approved; or

               (7)  Approval of Assignment of Host County Agreement.  The Host
                    -----------------------------------------------
County Agreement, among other matters, may impose certain obligations on LCDC with respect to the Old Landfill, and obligation to indemnify Lawrence County and stipulated damages provisions for violations of the terms thereof. It is not the intention of the parties to this Agreement that S&S be required to undertake any obligation of LCDC whatsoever with respect to the Old Landfill, except for the delivery of cover material as described in Article VI, below. S&S may terminate this Agreement upon written notice to the parties if as a condition of approval of assignment of the Host County Agreement: (1) Lawrence County requires S&S to undertake any obligation of any kind or nature with respect to the Old Landfill, other than those express obligations of S&S with respect to delivery of cover material pursuant to Article VI of this Agreement; or (2) Lawrence County requires modification of any other term or condition of the Host County Agreement not acceptable to S&S in its sole discretion; or

               (8)  Force Majeure.  In the event of a "force majeure", as
                    -------------
hereinafter defined; or

               (9)  Material Adverse Impact of Old Landfill.  In the event that
                    ---------------------------------------
the Old Landfill, or any enforcement action, contamination, closure obligation, or any other matter or circumstance relating to the Old Landfill, threatens the economic viability of the New Landfill, S&S, or the operation of the New Landfill.

S&S shall provide LCDC with thirty (30) days prior written notice of its intention to suspend performance or to terminate this Agreement. If S&S elects to suspend operation of the New Landfill, such notice shall include a statement of the time period for which it intends to suspend operation (the "suspension period"). Such suspension period may be renewed from time to time by S&S upon written notice to the parties at least thirty (30) days prior to the termination of the then existing suspension period. Notwithstanding the above, S&S may terminate any suspension period and recommence operation upon thirty (30) days prior written notice to the parties, whereupon all obligations of the parties hereunder shall recommence.

          c.   Rights and Obligations of the Parties Following Termination or
               --------------------------------------------------------------
Suspension of Obligations Hereunder .
- -----------------------------------

               (1) Notwithstanding the above, the parties agree that should S&S commence operation of the New Landfill following a suspension or termination hereunder, then all terms and conditions of this Agreement shall remain in full force and effect, including, without limitation, S&S's agreement to provide guaranteed tipping fees and to pay royalties to Big T, and Big T and LCDC's agreement to dispose of all waste at the New Landfill and agreement not to compete with S&S.

               (2) If, following termination of this Agreement by S&S, LCDC desires or intends to reopen the New Landfill, then LCDC shall first offer S&S, in writing, the option to renew operation of the New Landfill subject to the terms and conditions of this Agreement. S&S shall have sixty (60) days from receipt of LCDC's notice of intention to reopen the New Landfill to provide LCDC with written notice of its election to renew operation of the New Landfill under the terms of this Agreement. If S&S shall fail to advise LCDC of its intention to renew operation of the New Landfill within the 60 day period, LCDC shall be free to reopen the New Landfill without participation by S&S, provided, however, LCDC shall provide financial assurance for any remaining closure and post-closure obligations, such that S&S shall be released therefrom, and LCDC shall comply with the provisions of Article XII(1) in connection with use of the S&S information and documents pertaining to the New Landfill.

          d. In the event of a termination pursuant to Article IX(2)(a)(1), above, none of the parties hereto shall have any further rights or obligations hereunder except as expressly set forth herein and S&S shall not be responsible to LCDC or Big T for damages, and neither LCDC nor Big T shall be responsible to S&S for reimbursement of the costs of preparing and submitting the Application or seeking assignment of the Host County Agreement subject to the foregoing conditions.

          e. In the event that this Agreement is terminated after the placement of waste in the New Landfill, then S&S shall complete closure and post closure activities with respect to such waste disposed of at the New Landfill prior to such termination by S&S.


        XI.  OPTION TO PURCHASE NEW LANDFILL AND RIGHT OF FIRST REFUSAL
        ---------------------------------------------------------------
                     ON PURCHASE OF WASTE HAULING BUSINESS
                     -------------------------------------

     1.   Option to Purchase New Landfill and Assets of LCDC .
          --------------------------------------------------

          a. In consideration of the sum of Ten and no/100 Dollars paid by S&S to LCDC (the "Option Money"), S&S's obligation to undertake cover material hauling for the Old Landfill under this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, LCDC hereby grants to S&S the exclusive and irrevocable option (the "Option") to purchase the New Landfill, together with all improvements located thereon, in accordance with the terms and conditions set forth in this Paragraph 1 of this Article XI for a purchase price of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties. The Option may be assigned by S&S at any time during the term of this Agreement without the consent of LCDC.

          b. At any time during the term of this Agreement, S&S may exercise the Option herein granted by executing and delivering to LCDC a written notice stating that S&S has exercised the Option, whereupon S&S agrees to purchase the New Landfill and LCDC agrees to sell the New Landfill to S&S upon the terms and conditions set forth in Paragraph 1 of this Article XI. The Option shall expire on the fortieth (40th) anniversary of this Agreement unless terminated or exercised prior to the fortieth (40th) anniversary of this Agreement.

          c. LCDC has provided to S&S a title insurance policy issued by First American Title Insurance Company insuring S&S's interest in the New Landfill and option to purchase the New Landfill and a survey of the New Landfill prepared by Lamac Engineering. During the term of this Option, LCDC agrees to keep the title to the New Landfill free from all easements, restrictions, mortgages, rights of way, liens, encumbrances and other matters, except for the matters shown on the Survey, the exceptions shown on Exhibit L, matters created by S&S
                                             ---------
or eminent domain (the "Permitted Exceptions").

          d. No later than thirty (30) days after S&S has exercised its Option, LCDC, at its sole cost and expense, shall provide S&S with an owner's title insurance commitment (the "Commitment") issued by First American Title Insurance Corporation or such other title insurance company as may be reasonably acceptable to S&S (the "Title Company") agreeing to insure fee simple title to the New Landfill in the name of S&S in an amount equal to the appraised value of the New Landfill. The appraised value of the New Landfill shall be determined by an appraisal of the New Landfill which shall be obtained by S&S, at its sole expense. The Commitment shall show no exceptions other than the Permitted Exceptions and taxes for the year of Closing, and shall commit to provide S&S with a comprehensive endorsement, contiguity endorsement and such other endorsements as may be required by S&S. No later than thirty (30) days after S&S has exercised its Option, S&S, at its sole cost and expense, shall obtain an updated survey of the New Landfill (the "Survey") which shall be completed by Lamac Engineering or such other surveyor as may be reasonably acceptable to S&S. The Survey shall be performed in accordance with the Minimum Standard Detail Requirements for Land Title Surveys established and adopted by the American Land Title Association and American Congress on Surveying and Mapping; certified to S&S, LCDC, and the Title Company; and contain such certifications as may be required by either the Title Company or S&S. The Survey shall show the size, location and type of all improvements located on the New Landfill, the boundary lines of the New Landfill, all applicable setback lines of the New Landfill, all easements affecting the New Landfill, and such other matters as may be required by S&S or the Title Company.

          e. If the Commitment or Survey discloses any exceptions other than the Permitted Exceptions and taxes not yet due and payable as of Closing, which are unacceptable to S&S ("Title Defects"), S&S shall notify LCDC of the Title Defects within ten (10) days after the receipt of the latter of the Commitment and Survey and the parties expressly agree and acknowledge that S&S may condition its exercise of the Option upon the curing of all Title Defects. LCDC shall exercise all reasonable diligence and efforts, at LCDC's sole expense, that S&S or the Title Company may reasonably request to correct or cure all Title Defects, including the prosecution of a suit to quiet title, if necessary. LCDC shall have a period of one hundred twenty (120) days after the date of LCDC's receipt of a notice of S&S's objections to any Title Defects within which to cure such Title Defects to the reasonable satisfaction of S&S and the Title Company. The sale and purchase shall be closed on the latter of the date specified in subparagraph f. below or within twenty (20) days after written notice of such curing has been provided by LCDC to S&S and the Title Company, and the Title Company has issued an endorsement to the Commitment showing that the Title Defects are no longer shown as exceptions to the Commitment. S&S, in its sole discretion, may extend the time allowed for removing or curing a Title Defect for such reasonable additional periods as may be necessary to complete the curing of the Title Defects. If LCDC cannot cure the Title Defects within the foregoing one hundred twenty (120) day period (or such additional period of time as may have been granted by S&S), S&S, in its sole discretion, may elect to either purchase the New Landfill subject to the Title Defects or to rescind its Option and thereafter the Option and all obligations of the parties hereunder to purchase and sell the New Landfill shall be null and void and without further force and effect.

          f. The closing of the purchase and sale of the New Landfill (the "Closing") shall occur on the forty-fifth (45th) day after the date that S&S exercises its Option to purchase the New Landfill. The Closing shall be closed through an escrow with the Title Company and the cost of the escrow shall be divided equally between LCDC and S&S. At the Closing, LCDC shall deliver to S&S
(i) a general warranty deed to the New Landfill subject to no exceptions other than the Permitted Exceptions and taxes not yet due and payable as of Closing;
(ii) an affidavit certifying that LCDC is not a foreign person as defined in
Section 1445 of the Internal Revenue Code; (iii) an affidavit in a form acceptable to the Title Company to delete the standard exceptions to the Commitment, and such other documents as may be required by the Title Company to issue an owner's title insurance policy insuring S&S's marketable title to the New Landfill, subject only to the Permitted Exceptions and taxes for the year of Closing; (iv) a certificate from the Secretary of State of the State of Illinois certifying that LCDC is an Illinois corporation in good standing; (v) a certified copy of a resolution of the Board of Directors of LCDC authorizing the sale of the New Landfill to S&S and authorizing officers of LCDC to execute all the documents necessary to consummate the sale; (vi) a document, in form acceptable to S&S, assigning to S&S all of LCDC's right, title and interest in all licenses and permits affecting the New Landfill; (vii) within no less than fifteen (15) days prior to the date of the Closing, LCDC shall deliver to S&S releases issued by the Illinois Department of Revenue and the Illinois Department of Employment Security evidencing that LCDC does not have any liability for the payment of any assessed, but unpaid tax, contribution, penalty or interest under Section 902(d) of the Illinois Income Tax Act (Ill. Rev. Stat. ch. 120, (S) 9-902(d)), Section 5(j) of the Illinois Retailers' Occupation Tax Act (Ill. Rev. Stat. ch. 120 (S) 444(j)) or Section 2600 of the Illinois Unemployment Insurance Act (Ill. Rev. Stat. ch. 48 (S) 750); and (viii) a document in substantially the form attached hereto as Exhibit J assigning to S&S
                                                      ---------
all of LCDC's right, title and interest in the Farmland Lease, the Declaration and Notice of Pooling Oil and Gas Leases listed on Exhibit D as Item 12 and the
                                                   ---------
oil and gas lease listed on Exhibit D as Item 13 and any other mineral or other
                            ---------
leases affecting the New Landfill (provided that the foregoing are still in effect as of the Closing). At the Closing, S&S shall deliver to LCDC (i) the sum of $10.00; (ii) a certificate from the Secretary of State of the State of Illinois certifying that S&S is an Illinois corporation in good standing; and
(iii) a certified copy of a resolution of the Board of Directors of S&S authorizing the purchase of the New Landfill by S&S. In addition, S&S and LCDC shall execute such other documents as may be reasonably requested by the other party or the Title Company to consummate the purchase and sale of the New Landfill.

          g. At the Closing, LCDC shall execute all real estate transaction declarations as may be required by the State of Illinois, Lawrence County, or any other governmental agency to transfer title to the New Landfill to S&S. All transfer and transaction taxes shall be paid by LCDC at the Closing; provided, however, that to the extent that any increase in such transfer or transaction taxes is due to the value of improvements made to the New Landfill by S&S or as the result of an increase in value of the New Landfill as a result of S&S's operations of a landfill thereon, S&S shall pay such additional transfer or transaction taxes. LCDC shall also pay the title insurance premium and all endorsement fees, search fees, and other charges for the Commitment. S&S shall pay the cost to record the general warranty deed. All rents, fees, royalties or other payments under the Farmland Lease, the Declaration and Notice of Pooling Oil and Gas Leases listed on Exhibit D as Item 12, the oil and gas lease listed
                             ---------
on Exhibit D as Item 13 and any other mineral leases affecting the New Landfill
   ---------
(provided the foregoing are still in effect as of the Closing) shall be prorated between LCDC and S&S as of the Closing.

          h. LCDC represents and warrants to S&S that LCDC has not dealt with any broker or other finder in connection with the Option and will indemnify and hold harmless S&S from and against any and all claims, loss, liability, costs and expenses resulting from any claims that may be made against S&S by reason of LCDC's failure to pay any commission or other fee due to any broker or other person claiming a commission, fee or other compensation by reason of the Option.

          i. S&S represents and warrants to LCDC that S&S has not dealt with any broker or other finder in connection with the Option and will indemnify and hold harmless LCDC from and against any and all claims, loss, liability, costs and expenses resulting from any claims that may be made against LCDC by reason of S&S's failure to pay any commission or other fee due to any broker or other person claiming a commission, fee or other compensation by reason of the Option.

          j. The parties further agree that in the event for whatever reason title to the New Landfill is never transferred to S&S pursuant to this Agreement, and/or that the activities contemplated herein are never successfully completed, nothing herein shall be construed as in any manner affecting LCDC's ownership interest in the New Landfill property, or its right to exercise all ownership rights with respect to that property subject to S&S's rights hereunder, including, without limitation, the Option under this Article X.

          k. Either party may record a notice of the Option, in the form attached hereto as Exhibit H-1 in the public records of Lawrence County,
                   -----------
Illinois. The Option shall expire upon the fortieth (40th) anniversary of the Contract Date, unless earlier terminated. Upon termination by any party, the parties shall execute the Termination of Option set forth on Exhibit M-2 for
                                                             -----------
recordation in the public records of Lawrence County, Illinois.

     2.   Right of First Refusal to Purchase Waste Hauling Business.  During the
          ---------------------------------------------------------
term of this Agreement, S&S shall have the first right of refusal to purchase any waste hauling business owned by LCDC, Big T, or any Affiliate of either, while the New Landfill is operating and accepting waste. While the New Landfill is operating and accepting waste, if LCDC, Big T, or any Affiliate of either desires to sell or convey any waste hauling business, including, without limitation, any sale of more than 5% of the stock of such entity, then the offering entity shall so notify S&S and shall furnish with such notice a copy of the contract or offer that the offering party desires to accept or effect. S&S shall have a period of thirty (30) days from and after its receipt of such notice within which to elect in writing to purchase upon the same terms as described in such offer. If S&S does not elect so to purchase upon such terms, then the offering party shall be free to close the sale of the waste hauling business to the person designated in the offering party's notice upon the terms rejected by S&S at any time within sixty (60) days after the offering party's receipt of S&S's election of rejection (or after the expiration of the 30 day period if no election of rejection or acceptance is received) but all of S&S's rights under this paragraph including the rights described in this paragraph relating to a right of first refusal on further sales of waste hauling businesses by LCDC, Big T or any Affiliate of either shall survive the closing of such sale or transfer.


                            III.  ADDITIONAL TERMS
                            ----------------------

     1.   Confidentiality.  Unless:  (a) waived in writing by a party, (b)
          ---------------
compelled by law or legal process, (c) described in any instrument to be recorded under this Agreement, or (d) required in connection with the closure of the Old Landfill or transference or amendment of the Host County Agreement, each party hereto covenants and agrees to maintain the confidentiality of, and not use or disclose, in any form or manner (i) the terms and conditions of this Agreement or ancillary agreements, if any, (ii) any trade secrets, know-how, drawings, plans, specifications, agreements, customer lists, vendor lists, quotations, or other confidential information of a similar nature that is learned during the course of or in connection with the negotiation, execution, performance or termination of this Agreement or (iii) other information of a proprietary, sensitive or confidential nature learned during operation of the New Landfill prior or subsequent to the Contract Date of this Agreement or during the course of, or in connection with, the negotiation, execution, performance or termination of this Agreement, which information if disclosed to third parties could in any manner and to any extent damage the business of LCDC, Big T or S&S, including their competitive positions. This provision by mutual agreement shall survive any and all terminations of this Agreement. Each party shall be entitled to equitable remedies, including specific performance and injunctive relief, to enforce the terms of this Paragraph.

     In the event that any party determines that information obtained in the course of performing obligations under this Agreement must be disclosed to third parties, that party agrees to provide the other parties with five (5) days' prior written notice of such planned disclosure except where such disclosure is made because that party deems there to be an imminent hazard to life or property or where such disclosure is required pursuant to warrant, court order, or other administrative or regulatory demands such as do not allow time for such notice. In those cases, that party will provide written notice as soon as possible.

     Except for any information created, compiled and collected by LCDC in connection with the Siting Approval, in the event that any party (other than S&S) wishes to make use of the information created, compiled and collected by S&S in the Application, or any other materials, documents, information of any kind or nature developed by S&S in connection with the New Landfill, S&S may, in its sole discretion, agree to sell such materials, documents or information, provided such party agrees to pay to S&S a reasonable fee for same.

     2.   Insurance.  In addition to other obligations to procure and maintain
          ---------
insurance or other financial assurance set forth in this Agreement or required by any statute, regulation or ordinance, Big T, LCDC and S&S shall each procure and maintain, at their own expense, during the term of this Agreement, at least the following insurance from carrier(s) licensed and authorized to do business in Illinois and Indiana, with a rating of A or better from A.M. Best & Company, covering activities performed under this Agreement:

     COVERAGE                                LIMITS
     (a) Worker's Compensation               Statutory
     (b) Employer's Liability                $500,000 each occurrence
     (c) Comprehensive General               $1,000,000 combined
          Liability                           single limit
     (d) Comprehensive Automobile            $1,000,000 combined
          Liability                           single limit

     To the extent possible, each party shall be named as an additional insured on all such insurance policies, and each party hereto agrees to furnish insurance certificates, showing compliance with this paragraph, upon written request of any other party. Such policies shall contain a prohibition against termination without thirty (30) days notice. Each party shall have the right to increase the coverage amounts contained hereunder, from time to time, as it reasonably requires.

     3.   Definition of Affiliate.  As used in this Agreement, the term
          -----------------------
"Affiliate" shall mean a person or entity that controls, is controlled by, or is under common control with or by the referenced person or entity.

     4.   Force Majeure.  Whenever a period of time is herein prescribed for
          -------------
action to be taken by either party, that party shall not be liable or responsible for, and there shall be excluded from the computation for any such period of time, any delays due to any causes of any kind whatsoever which are beyond the reasonable control of that party; such causes shall include but not be limited to: acts of God; acts of war; riot; fire; explosion; accident; flood; sabotage; lack of adequate fuel, power, raw materials, labor or transportation facilities; governmental laws, regulations, requirements, orders or actions; breakage or failure of machinery or apparatus; national defense requirements; injunctions or restraining orders; labor trouble, strike, lockout or injunction, theft, public enemy, and government requisition.

     5.   Independent Contractor.  Each party is and shall perform its
          ----------------------
obligations under this Agreement as an independent contractor, and as such, each party shall have and maintain complete control over all of its employees, agents and operations. No party to this Agreement shall have any authority to employ any person or agent or employee for or on behalf of any other party for any purpose, and no party to this Agreement, nor any person performing any duties or engaging in any work at the request of such party, shall be deemed to be an employee or agent of any other party to this Agreement.

     6.   Assignment or Transfer .
          ----------------------

          a.   By S&S.  Except as set forth in Article XII(6)(b), below, this
               ------
Agreement or any portion thereof may be assigned by S&S without prior written consent of LCDC or Big T; provided, however, that S&S covenants and warrants that (1) it will provide LCDC and Big T with written notice of such transfer prior to completion of such transfer; (2) it will only assign the Agreement, if ever, to a party ready, willing and able to commence or continue the S&S's obligations hereunder, and that any such assignment will expressly include an assignment of all benefits and burdens of this Agreement, and (3) that this Agreement shall remain fully enforceable for LCDC's and Big T's benefit against both S&S and any assignee jointly and severally.

          b.   By LCDC or Big T.  LCDC shall not sell, convey, transfer, lease,
               ----------------
pledge, or further encumber the New Landfill or Assets, or any interest in or any part of the New Landfill or Assets, nor shall LCDC or Big T sell, convey, transfer, lease, pledge, or further encumber any interest in Big T or LCDC, without the prior written consent of S&S, which shall not be withheld without good cause, provided that any such sale shall be subject to the terms of this Agreement, which shall remain fully enforceable for S&S's benefit against both LCDC, Big T and any assignee jointly and severally.

     Notwithstanding the preceding sentence, LCDC or Big T may at any time pledge its rights under and interest in this Agreement as collateral for one or more loans; provided, however, that no encumbrance shall be placed on the New Landfill or Assets after the Contract Date.

     7.   Notice .  Any notice, payment or other communication under this
          ------
Agreement required hereunder or desired by the party giving such notice shall be given by a writing delivered by hand or through the instrumentalities of certified mail of the United States Postal Service or private courier service such as Federal Express. Unless all parties are notified in writing of a new address, notice shall be made to each party as follows:

     to S&S:

          S&S Grading of Illinois, Inc.
          RR#4, Box 4452
          Drums, Pennsylvania 18222
          Attn:  William Skuba
     to Big T or Sandra L. Simmons:

          Big T Disposal, Inc.
          1626 North Sixth Street
          P. O. Box 267
          Vincennes, Indiana 47591
          Attn:  Sandra L. Simmons

     to LCDC or Gary Simmons:

          Lawrence County Disposal Centre, Inc.
          1626 North Sixth Street
          P.O. Box 267
          Vincennes, Indiana 47591
          Attn:  Gary Simmons

Notice shall be deemed effective upon receipt unless delivery of notice is refused.

     8.   No Waiver.  No waiver by any party of any term or provision of this
          ---------
Agreement shall be construed or deemed to be a waiver of any similar term or provision or a waiver of the same term or provision at any other time, past or future.

     9.   Entire Agreement.  This Agreement including the Exhibits constitutes
          ----------------
the entire agreement of the parties regarding the matters described. All prior representations, whether written or verbal, are included in this written agreement. Any subsequent modification hereof must be in writing.

     10.  Governing Law.  This Agreement shall be governed by the laws of the
          -------------
State of Illinois.

     11.  Binding Effect.  This Agreement is and shall be binding upon and shall
          --------------
inure to the benefit of any and all assignees, successors-in-interest, heirs, devisees, executors, administrators or purchasers of all parties hereto, but nothing herein shall be deemed to permit an assignment of any right hereunder, except as expressly permitted by this Agreement.

     12.  Severability/Enforceability.  This is intended to be a valid, legally
          ---------------------------
binding and enforceable agreement in each and every respect. If any provision of this Agreement (including, without limitation, any provisions regarding non-competition, non-solicitation, or provision of personal services), is found by a court or other tribunal to be unenforceable or invalid (including a finding of unenforceability or invalidity because of the scope of the geographic area, scope of the business prohibited or the length of the term of this agreement), the parties intend that this Agreement be modified and enforced to the maximum extent allowable by law.

     In the event any court or other body of competent jurisdiction determines that any part of this Agreement is unenforceable for any reason and cannot be cured by the application of the foregoing procedure, said provisions shall be considered severed from the remainder of the Agreement, which shall remain in full force and effect as though the severed portions had never been a part hereof.

     13.  Counterparts.  This Agreement shall be executed in triplicate, each of
          ------------
which shall be deemed an original; and any party or signatory hereto may execute this Agreement by signing any such counterpart and delivering a telecopy of such counterpart to the other parties.

     14.  Time is of the Essence.  Time is of the essence in fulfillment of each
          ----------------------
and every obligation of this Agreement of all parties under this Agreement.

     15.  Third Party Beneficiary.  The parties agree that this Agreement is
          -----------------------
comprised of numerous covenants running between LCDC and S&S, and LCDC and Big T, and Big T and S&S, and it is agreed that each party to this Agreement is a third party beneficiary of each and every covenant and agreement contained herein between the other parties.

     16.  Consent.  Where this Agreement calls for the consent of a party, such
          -------
consent shall not be unreasonably withheld, except as expressly set forth herein.

     17.  Audit.  Commencing after the New Landfill accepts waste for disposal,
          -----
S&S shall keep at the New Landfill, and Big T, LCDC and their respective Affiliates, shall each keep at their regular places of business to be located in Lawrence County or Vincennes, Indiana (or such other address as S&S may approve in writing), true and accurate records and accounts, in accordance with approved accounting practices, as follows: all the Gross Receipts, as hereinafter defined, made on or from the New Landfill and copies of all tipping fee agreements, hauling agreements or contracts, offers to haul, and records of Gross Receipts pertaining to such agreements or contracts, and any other records reasonably required to ensure a proper accounting among the parties pursuant to
Article IV.

     The term "Gross Receipts" as used herein shall be construed to include the entire amount of the actual price, whether for cash or otherwise, of tipping fees and the amounts of all other receipts and income whatsoever of all businesses and services performed or conducted by or through such party, in order to ensure compliance with the terms and conditions of this Agreement.
Such records shall be kept for a period of at least three (3) years after completion of such business and services and all of such records and accounts shall, during the period they are required to be so kept and maintained, be open for inspection and audit by any party or its duly authorized agent upon seven
(7) days prior written notice.

     If any such audit by any party shall disclose any inaccuracies in the records or statements rendered by the other party which shall have produced a deficiency of One Thousand Dollars ($1,000.00) or more, then and in that event, the party whose payments were in error shall pay the reasonable cost of such audit together with the deficiency. Any deficiency revealed by such audit shall be paid within ten (10) days after delivery of the audit confirming the deficiency.

     18.  Future Use.  The parties acknowledge that it may become desirable in
          ----------
the future to use portions of the New Landfill that have been subject to closure (or are no longer required for operation), for other uses in order to generate revenue for post-closure activities and for other purposes mutually agreeable to the parties. The parties agree to negotiate in good faith to facilitate and accommodate reasonable future use of the New Landfill by both S&S and LCDC, provided nothing herein shall be deemed to impose any additional obligation, financial or otherwise, on S&S with respect to the nature or form of closure to be undertaken, or to create any right in any party to use or operate the New Landfill during the term of this Agreement, except as expressly set forth herein. Any such future use shall be the subject of an amendment to this Agreement between LCDC and S&S.

     19.  Further Assurances.  Each of the parties agrees to execute any and all
          ------------------
agreements, instruments and documents that may be requested by another party to this Agreement in order to document and consummate all of the transactions contemplated by this Agreement.

     20.  Condition Precedent to Contract Date.  The parties desire to execute
          ------------------------------------
this Agreement in its present form notwithstanding the fact that certain matters required to be completed, prepared, or executed as a condition precedent to execution of this Agreement have not been completed, prepared or executed, as appropriate. Therefore, notwithstanding anything herein to the contrary, this Agreement shall be contingent upon, and the Contract Date shall not be deemed to have occurred, until the following conditions precedent have been either (i) completed to the satisfaction of S&S in its sole discretion, or (ii) waived by S&S in writing:

          a. The issuance by the Title Company of a commitment to insure the leasehold interest and option to purchase to be conveyed to S&S under this Agreement in form and content satisfactory to S&S in its sole discretion (including without limitation as to fee title, title to mineral rights, exceptions to title, and survey matters);

          b. The delivery to S&S by LCDC of (i) a zoning letter from Lawrence County confirming that zoning for the New Landfill permits the Permitted Uses, or that there is no zoning or similar restrictions on land use prohibiting use of the New Landfill in accordance with the Permitted Uses; and (ii) a letter from

Lawrence County attaching a copy of the Host County Agreement, in form and substance as attached on Exhibit D, and certifying that the attached Host County
                         ---------
Agreement is a true and correct copy and that there are no amendments or modifications thereto;

          c. The delivery to S&S of (i) corporate authorizations from Big T as follows: Consent to Host County Agreement, Consent to sale of 20 Acres Parcel to LCDC, Consent to this Agreement; and from LCDC as follows: Consent to this Agreement; and (ii) certificate of good standing for Big T from the Secretary of State of the State of Indiana;

          d. The delivery to S&S of releases or confirmations, as appropriate, from the Illinois Departments of Revenue and Employment Security, confirming that all LCDC tax or payment obligations pertaining to such Departments have been satisfied in full;

          e. The reformation of all exhibits to this Agreement, including, without limitation, Exhibits D, E, L, M-1 and M-2 to memorialize any matters
                    -----------------------------
disclosed following execution of the Agreement or otherwise to be completed, all to be in form and content satisfactory to S&S in its sole discretion;

          f. The issuance of an ALTA survey of the New Landfill in form and content satisfactory to S&S in its sole discretion.

In the event any of the conditions precedent (a)-(e) have not occurred or been satisfied on or before May 20, 1995, S&S in its sole discretion may (i) waive such conditions precedent to this Agreement; (ii) waive such conditions precedent to this Agreement, but declare a default by the party which has failed to perform the condition precedent or has otherwise defaulted under this agreement, including without limitation a breach of representation or warranty; or (iii) terminate the Agreement and thereafter the Agreement shall be of no further force or effect.

     IN WITNESS WHEREOF, LCDC, Gary Simmons, Big T, Sandra L. Simmons and S&S hereby execute this Agreement on this 20TH day of April, 1995.

                                        LAWRENCE COUNTY DISPOSAL CENTRE, INC.

/s/ Linda Hacker
- -----------------------------
Witness

/s/ Joyce Hatton
- -----------------------------
Witness                                 BY:/s/ Gary Simmons__________________
                                        Gary Simmons, President

                                        /s/ Sandra Simmons___________________
                                        __________________, Secretary

/s/ Linda Hacker
- -----------------------------
Witness

/s/ Joyce Hatton
- -----------------------------
Witness                                 BY:/s/ Gary Simmons__________________
                                        Gary Simmons, Individually


                                        BIG T DISPOSAL, INC.
/s/ Linda Hacker
- -----------------------------
Witness

/s/ Joyce Hatton
- -----------------------------
Witness                                 BY:/s/ Gary Simmons__________________
                                        Gary Simmons, President

                                        _____________________________________
                                        Sandra L. Simmons, Secretary


_____________________________
Witness

_____________________________
Witness                                 BY:/s/ Sandra Simmons, as pertains
                                        Sandra L. Simmons, Individually
                                             Paragraph II___________


/s/ A. M. Norris
- -----------------------------
Witness

/s/ Lawrence E. Patton, Jr.
- -----------------------------
Witness

/s/ Kathy A. Waugh
- -----------------------------
Witness

/s/ Carol Moore
- -----------------------------
Witness                                 S&S GRADING OF ILLINOIS, INC.


                                        BY:/s/ William C. Skuba______________
                                        William C. Skuba, President

                                        /s/ Michael A. Fioravante____________
                                        Michael A. Fioravante, Secretary